UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21619

Nuveen S&P 500 Buy-Write Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report December 31, 2016

BXMX
Nuveen S&P 500 Buy-Write Income Fund

DIAX
Nuveen Dow 30SM Dynamic Overwrite Fund

SPXX
Nuveen S&P 500 Dynamic Overwrite Fund

QQQX
Nuveen Nasdaq 100 Dynamic Overwrite Fund

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready – no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or	www.nuveen.com/accountaccess If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets plunged, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances. Global economic growth remained lackluster overall, as the pace of U.S. growth remained consistently mediocre. China appeared to moderate its slowdown and low growth in Europe and Japan persisted.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, but the policy details and the timeline have yet to take shape. Furthermore, there could be potential downside risks if “Trumponomics” were to trigger a steeper rise in inflation or a trade war. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany, France and the Netherlands, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Nuveen S&P 500 Buy-Write Income Fund (BXMX) features portfolio management by Gateway Investment Advisers, LLC (Gateway). Kenneth H. Toft, CFA, and Michael T. Buckius, CFA, are portfolio managers. Effective February 29, 2016, Daniel M. Ashcraft, CFA was added as a portfolio manager for BXMX. Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Keith B. Hembre, CFA, and David Friar serve as portfolio managers for the Funds.

On December 21, 2016, the Board of Trustees approved a primary benchmark change for the Nuveen S&P 500 Buy-Write Income Fund (BXMX). Effective December 31, 2016, the CBOE S&P 500 BuyWrite Index (BXM) is the new primary benchmark as it more closely aligns with BXMX’s mandate. The CBOE S&P 500 BuyWrite Index (BXM) previously served as the secondary benchmark for the Fund, but this change moves it to the primary benchmark position (replacing the S&P 500® Index). The Fund no longer has a secondary benchmark.

Here the portfolio managers discuss management strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2016.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended December 31, 2016?

The restrained pace of growth that has defined the U.S. economic recovery since 2009 continued in the twelve-month reporting period. In the four calendar quarters of 2016, growth averaged below 2% (annualized), as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Weakness was more pronounced in the first half of the reporting period, as GDP growth averaged below 1.5% in the first two quarters. Although a short-term jump in exports contributed to a more robust gain of 3.5% in the third quarter, the drop in exports that followed widened the trade deficit, which dampened economic activity to a 1.9% annualized rate in the last three months of 2016, as reported by the “advance” estimate of the Bureau of Economic Analysis.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.7% in December 2016 from 5.0% in December 2015 and job gains averaged slightly above 200,000 per month for the past twelve months. Consumer spending surged in the second quarter of 2016, then decelerated somewhat in the second half of the reporting period. Moreover, as the cost of gasoline and rents climbed over

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

2016, inflation ticked higher. The Consumer Price Index (CPI) rose 2.1% over the twelve-month reporting period ended December 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market was another bright spot in the economy. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.6% annual gain in November 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.5% and 5.3%, respectively.

Business spending weakened in the first half of 2016 but modestly improved over the remainder of the year. Early in the reporting period, the energy sector’s slump, financial market turbulence and a murky outlook on U.S. and global growth weighed on business sentiment and dampened spending. However, business confidence improved in the second half of the year, as oil prices stabilized, recession fears diminished and the election of Donald Trump stoked expectations for new pro-growth fiscal policy.

Given the economy’s consistent expansion and the uptick in the inflation rate, the Fed raised one of its main interest rates in December for the second time in a year, to a range of 0.50% to 0.75%. Additionally at its December 2016 meeting, the Fed revised its forecast from two to three increases in 2017, signaling greater confidence in the economy and rising inflation expectations.

Other market-moving events during the reporting period included a spike in volatility in January and February 2016 triggered by deteriorating sentiment about China’s economy, another sharp downturn in oil prices and concerns about central bank policy both in the U.S. and around the world. The Brexit referendum in June 2016 also caught investors off guard. In response, U.K. sterling fell to 30-year lows and global equities tumbled while perceived safe-haven assets such as gold, the U.S. dollar and government bonds saw large inflows. However, the markets stabilized fairly quickly post-Brexit vote, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Following a relatively calm July and August 2016, volatility resumed in the final months of the reporting period. Investors worried whether central banks were reaching the limits of their effectiveness as global growth continues to stagnate. The health of the European banking sector came into question, renewing concerns about the potential to trigger a wider crisis. Political uncertainty increased leading up to the November U.S. presidential election, and Trump’s unexpected win contributed to an initial sell-off across global markets. However, after digesting the “shock,” U.S. equities rallied strongly and global developed market stocks pared their losses, while emerging markets, fixed income and gold remained lower through the end of the reporting period.

The reporting period began with the S&P 500® Index losing 10.27% through February 11th, coupled with a steady decline in the yield on the 10-year U.S. Treasury Note, despite the Fed preparing investors for multiple rate hikes in 2016. Though equities had recovered to positive territory by the end of the first quarter, falling interest rates contributed to the bond market’s surprising outperformance of the stock market over the first half of the reporting period. Equity market conditions were calm in the second half of the reporting period despite the United Kingdom (UK) voting to leave the European Union and Donald Trump winning the U.S. presidential election. Neither outcome was expected and both were forecast to have a negative impact on capital markets in the unlikely event they came to pass. The S&P 500® Index did decline 5.34% in the two days after the Brexit vote, but quickly recovered and advanced until mid-August 2016. The S&P 500® Index declined 4.38% from August 15th through November 4th as both the Trump and Clinton campaigns struggled with negative developments. However, the equity market advanced steadily after the election as anticipation of pro-growth economic policies from the incoming Trump administration, plus mostly positive quarterly earnings and economic reports, helped propel the market. Interest rates rose in the second half of the reporting period, accelerating after the election. The Dow Jones Industrial Average and Nasdaq 100 Index also ended the reporting period up 16.50% and 7.27% respectively.

6	NUVEEN

Implied volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index (the VIX), averaged 15.83 for the reporting period, based on the daily closing values of the VIX. This is well below its long-term average of 19.71 and a somewhat counter-intuitive outcome for an election year that included a great deal of uncertainty and multiple unexpected events. However, below-average volatility is not uncommon in election years and the pattern of volatility in 2016 was similar to typical election years in that the highest volatility readings came early in the year, troughed in the third quarter and rose in October and November.

What key strategies were used to manage the Funds during this twelve-month reporting period ended December 31, 2016?

BXMX

BXMX seeks attractive total return with less volatility than the S&P 500® Index. During the twelve-month reporting period ended December 31, 2016, BXMX invested in an equity portfolio which sought to track the price movements of the S&P 500® Index and wrote (sold) listed index call options on approximately 100% of the notional value of its stock portfolio. The cash premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support the Fund’s distribution policy and to provide the potential for growth in value during rising markets and/or risk mitigation in the event of a market decline.

The writing of index call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance BXMX’s risk-adjusted returns while exposing the Fund to less risk than unhedged equity investments. The portion of the Fund subject to the overwrite potentially forgoes some of its upside equity return in exchange for the cash flow premium received for the written index call options. In addition, market declines are typically buffered by the amount of the cash flow premium BXMX receives. In flat or declining markets, BXMX’s call option premium can potentially enhance total return relative to the S&P 500® Index. In rising markets, the options can reduce the Fund’s total return relative to the S&P 500® Index.

DIAX

DIAX seeks attractive total return with less volatility than the Dow Jones Industrial Average (DJIA). NAM varies the level of call option overwrite within a range of approximately 35% to 75%, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection. The Fund currently expects to carry out its principal investment strategy by emphasizing options on broad-based indexes, individual stocks in the DJIA, and options on custom baskets of stocks in addition to ETFs. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

SPXX

SPXX seeks attractive total return with less volatility than the S&P 500® Index. NAM varies the level of option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite

NUVEEN	7

Portfolio Managers’ Comments (continued)

approach, while still offering a measure of downside protection. The Fund currently expects to emphasize index call options on the S&P 500® Index and can also employ an expanded range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

QQQX

QQQX seeks attractive total return with less volatility than the NASDAQ-100 Index. NAM varies the level of call option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection. The Fund, in carrying out its principal options strategy, expects to primarily write index call options on the NASDAQ-100 Index and other broad-based indexes and can also write call options on a variety of other equity market indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

How did the Funds perform during this twelve-month reporting period ended December 31, 2016?

The tables in the Performance Overview and Holding Summaries section of this report provide total return for the one-year, five-year, ten-year and/or since inception periods ended December 31, 2016. Each Fund’s total returns at net asset value (NAV) are compared with the performance of its corresponding market index and, as available, a secondary custom blended benchmark.

For the twelve-month reporting period ended December 31, 2016 BXMX’s shares at NAV outperformed its index, which is now the CBOE S&P 500 BuyWrite Index (BXM). BXMX underperformed its previous primary index, the S&P 500® Index. DIAX underperformed the Dow Jones Industrial Average, but outperformed its secondary index, which is a blend of 55% CBOE DJIA BuyWrite Index (BXD) and 45% Dow Jones Industrial Average. SPXX underperformed the S&P 500® Index and its secondary index, which is a blend of 55% the CBOE S&P 500 BuyWrite Index (BXM) and 45% the S&P 500® Index. QQQX underperformed the NASDAQ 100 Index and its secondary index, which is a blend of 55% CBOE Nasdaq 100 BuyWrite Index (BXN) and 45% NASDAQ 100 Index.

BXMX

During the reporting period ended December 31, 2016, BXMX invested in an equity portfolio which sought to track the total return of the S&P 500® Index and wrote (sold) listed index call options on approximately 100% of the notional value of its stock portfolio. The premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support the Fund’s distribution policy and to provide risk mitigation in the event of a market decline.

Though collecting premiums from writing index call options generally allows BXMX to generate a positive return when the S&P 500® Index advances, call option positions that expire or are closed out when the S&P 500® Index is well above the option’s strike price may generate realized losses. The relatively sharp equity market advances of March and July 2016 and during the weeks following the November 2016 U.S. Presidential election drove losses in written call option positions. Gains on written call option positions were the primary driver of downside protection during the market decline at the beginning of the reporting period. Gains from call options also contributed positively to BXMX’s return in the second quarter, when the market advance was relatively steady.

8	NUVEEN

BXMX outperformed its new primary benchmark, the BXM, for the reporting period primarily due to smaller losses from written call options than the BXM in the second half of the reporting period. Frequent adjustments to BXMX’s actively managed portfolio of written index call options as the market advanced resulted in smaller losses than the BXM’s individual index call options that are written monthly and held to expiration. BXMX posted a higher return from its equity portfolio relative to the S&P 500® Index in the fourth quarter which also attributed to its outperformance over the BXM benchmark.

Consistent with its investment objective, the measured risk of the Fund was lower than that of the U.S. equity market as its standard deviation for 2016 was 8.85% versus 13.30% for the S&P 500® Index. BXMX’s risk was similar to 8.65% annualized standard deviation of the BXM.

DIAX

DIAX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the Index.

During the first half of the reporting period, the market’s implied volatility as measured by the CBOE Volatility Index (the “VIX”) fluctuated, especially during the first quarter of 2016 and the days leading up the U.K. referendum. Implied volatility is a key factor in determining options because it seeks to show how volatile the market might be in the future which can impact the options we use. The higher the volatility, the more likely it is that the price will hit or exceed a call option’s strike price. Consequently, the Fund will receive more premium selling an option on a highly volatile security. We must decide if the additional cash flow is worth the increased risk that the option will be exercised. Earlier in the reporting period, when volatility was higher, the Fund captured more income because the premiums from the options sold had increased in value. Although we reduced the Fund’s option overwrite levels to near 40% as the market rebounded, the Fund was not able to capture the full amount of the upside as the Index rallied. The Fund did outperform its secondary benchmark, which is a blend of 55% CBOE DJIA BuyWrite Index (BXD) and 45% Dow Jones Industrial Average. Unlike the BXD, which has a fixed overlay strategy, we were able to increase the Fund’s overwrite percentage to take advantage of the option premiums and then quickly reduce the option overlay amount to benefit from the equity market rally.

Given the low levels of implied and realized volatility during the second half of the reporting period, trading was considerably light. We kept our option strategy closely tied to the secondary benchmark, as the Fund’s performance reflects. Our average overwrite levels ranged from 73% to 37%, but on average was slightly elevated at 67% during the reporting period. These higher overwrite levels mainly occurred during the first half of the reporting period.

As volatility declined, we took advantage of several of the Fund’s strategies as they became more attractive during periods of lower volatility. We continued to sell call and put options on the VIX during the reporting period. Although, these had a negligible impact on performance, we continued to utilize the strategy. We also sold call options on the Russell 2000® Index during the first quarter of 2016, which did contribute to performance. However, when we sold call options on the Russell 2000® Index later in the reporting period, these options detracted. The Russell 2000® Index was one of the best performing indices during the reporting period which made selling call options on the Index less attractive. During the second half of the reporting period, we also wrote call options on the S&P 500® Index and NASDAQ 100 Index. During the first half of the reporting period, we did utilize custom baskets and single name option trades. However, during the second half of the reporting period, we did not feel the potential return justified the risk since premiums overall were generally lower.

NUVEEN	9

Portfolio Managers’ Comments (continued)

SPXX

SPXX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

During the first half of the reporting period, the market’s implied volatility as measured by the CBOE Volatility Index (the “VIX”) fluctuated, especially during the first quarter of 2016 and the days leading up the U.K. referendum. Implied volatility is a key factor in determining options because it seeks to show how volatile the market might be in the future which can impact the options we use. The higher the volatility, the more likely it is that the price will hit or exceed a call option’s strike price. Consequently, the Fund will receive more premium selling an option on a highly volatile security. We must decide if the additional cash flow is worth the increased risk that the option will be exercised. Earlier in the reporting period, when volatility was higher, the Fund captured more income because the premiums from the options sold had increased in value. Although we reduced the Fund’s option overwrite levels to near 40% as the market rebounded, the Fund was not able to capture the full amount of the upside as the Index rallied. The Fund underperformed its secondary index, which is a blend of 55% the CBOE S&P 500 BuyWrite Index (BXM) and 45% the S&P 500® Index. While we were able to increase the Fund’s overwrite percentage to take advantage of the option premiums and then quickly reduce the option overlay amount to benefit from the equity market rally, we lowered our overwrite strategy before volatility increased. As a result, we were not able to take advantage of some of the option premium we could have received which the BXM was able to capture.

Given the low levels of implied and realized volatility during the second half of the reporting period, trading was considerably light. We kept our option strategy closely tied to the secondary benchmark, as the Fund’s performance reflects. Our average overwrite levels ranged from 73% to 37%, but on average was slightly elevated at 67% during the reporting period. These higher overwrite levels mainly occurred during the first half of the reporting period.

As volatility declined, we took advantage of several of the Fund’s strategies as they became more attractive during periods of lower volatility. We continued to sell call and put options on the VIX during the reporting period. Although, these had a negligible impact on performance, we continued to utilize the strategy. We also sold call options on the Russell 2000® Index during the first quarter of 2016, which did contribute to performance. However, when we sold call options on the Russell 2000® Index later in the reporting period, these options detracted. The Russell 2000® Index was one of the best performing indices during the reporting period which made selling call options on the Index less attractive. During the second half of the reporting period, we also wrote call options on the S&P 500® Index and NASDAQ 100 Index. During the first half of the reporting period, we did utilize custom baskets and single name option trades. However, during the second half of the reporting period, we did not feel the potential return justified the risk since premiums overall were generally lower.

QQQX

QQQX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

10	NUVEEN

During the first half of the reporting period, the market’s implied volatility as measured by the CBOE Volatility Index (the “VIX”) fluctuated especially during the first quarter of 2016 and the days leading up the U.K. referendum. Implied volatility is a key factor in determining options because it seeks to show how volatile the market might be in the future which can impact the options we use. The higher the volatility, the more likely it is that the price will hit or exceed a call option’s strike price. Consequently, the Fund will receive more premium selling an option on a highly volatile security. We must decide if the additional cash flow is worth the increased risk that the option will be exercised. Earlier in the reporting period, when volatility was higher, the Fund captured more income because the premiums from the options sold had increased in value. Although we reduced the Fund’s option overwrite levels to near 40% as the market rebounded, the Fund was not able to capture the full amount of the upside as the Index rallied. The Fund did underperform it’s secondary benchmark, which is a blend of 55% CBOE Nasdaq 100 BuyWrite Index (BXN) and 45% NASDAQ 100 Index. During the reporting period, we lowered our overwrite percentage before volatility increased. We were not able to take advantage of some of the option premium we could have received, which the BXN was able to capture. Earlier in the reporting period, when volatility was higher, the Fund captured more income because the premiums from the options sold had increased in value. During this time, however, the BXN had a higher overwrite percentage than the Fund and this contributed to BXN’s outperformance.

Given the low levels of implied and realized volatility during the second half of the reporting period, trading was considerably light. We kept our option strategy closely tied to the secondary benchmark, as the Fund’s performance reflects. Our average overwrite levels ranged from 73% to 36%, but on average was slightly elevated at 67% during the reporting period. These higher overwrite levels mainly occurred during the first half of the reporting period.

As volatility declined, we took advantage of several of the Fund’s strategies as they became more attractive during periods of lower volatility. We continued to sell call and put options on the VIX during the reporting period. Although, these had a negligible impact on performance, we continued to utilize the strategy. We also sold call options on the Russell 2000 Index during the first quarter of 2016, which did contribute to performance. However, when we sold call options on the Russell 2000® Index later in the reporting period, these options detracted. The Russell 2000® Index was one of the best performing indexes during the reporting period which made selling call options on the Index less attractive. During the second half of the reporting period, we also wrote call options on the S&P 500® Index and NASDAQ 100 Index. During the first half of the reporting period, we did utilize custom baskets and single name option trades. However, during the second half of the reporting period, we did not feel the potential return justified the risk since premiums overall were generally lower.

NUVEEN	11

Share

Information

DISTRIBUTION INFORMATION

The following information regarding each Fund’s distributions is current as of December 31, 2016, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. Each Fund’s distribution level may vary over time based on the Fund’s investment activities and portfolio investment value changes.

Each Fund has adopted a managed distribution program. The goal of a Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

•	Actual share returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on a Fund’s performance, these estimates may differ from both the tax information reported to you in each Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether each Fund’s returns for the specified time periods were sufficient to meet their distributions.

12	NUVEEN

Data as of December 31, 2016

		Per Share Regular Distributions							Annualized Total Return on NAV
Fund	Inception Date	Latest Quarter	Total Current Year	Total Current Year Net Investment Income	Total Current Year Net Realized Gain/ Loss	Current Unrealized Gain/Loss	Current Distribution Rate on NAV[1,3]	Actual Full-Year Distribution Rate on NAV[2,3]	1-Year	5-Year
BXMX	10/2004	$0.2285	$0.9330	$0.1767	$0.7468	$5.3593	6.76%	6.90%	8.68%	8.82%
DIAX	4/2005	$0.2555	$1.0430	$0.2713	$(0.3719)	$6.8965	6.18%	6.30%	11.95%	10.18%
SPXX	11/2005	$0.2400	$0.9800	$0.2029	$0.3723	$5.9291	6.41%	6.54%	8.73%	8.80%
QQQX	1/2007	$0.3500	$1.4000	$0.0941	$0.7682	$10.7156	7.15%	7.15%	5.28%	14.75%

[1]	Current distribution per share, annualized, divided by the NAV per share on the stated date.
[2]	Actual total per share distributions made during the full fiscal year, divided by the NAV per share on the stated date.
[3]	Each distribution rate represents a “managed distribution” rate. For this Fund, at least in the just completed fiscal year, distributions were predominately comprised of sources other than net investment income, as shown in the table immediately below.

The following table provides each Fund’s distribution sources as of December 31, 2016.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about each Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of December 31, 2016

	Fiscal Year			Fiscal Year
	Source of Distribution			Per Share Amounts
Fund	Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
BXMX	46.83%	31.40%	21.77%	$0.9330	$0.4369	$0.2929	$0.2032
DIAX	25.89%	0.00%	74.11%	$1.0430	$0.2700	$0.0000	$0.7730
SPXX	87.13%	0.00%	12.87%	$0.9800	$0.8539	$0.0000	$0.1261
QQQX	6.57%	58.00%	35.43%	$1.4000	$0.0920	$0.8120	$0.4960

[1]	Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

SHARE REPURCHASES

During August 2016, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2016, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Shares cumulatively repurchased and retired	460,238	0	383,763	0
Shares authorized for repurchase	10,355,000	3,610,000	1,615,000	3,655,000

During the current reporting period, the Funds did not repurchase any of their outstanding shares.

NUVEEN	13

Share Information (continued)

OTHER SHARE INFORMATION

As of December 31, 2016, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
NAV	$13.52	$16.55	$14.98	$19.58
Share price	$12.72	$15.00	$14.40	$18.56
Premium/(Discount) to NAV	(5.92)%	(9.37)%	(3.87)%	(5.21)%
12-month average premium/(discount) to NAV	(3.55)%	(9.56)%	(7.80)%	(5.56)%

14	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/BXMX.

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/DIAX.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/SPXX.

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/QQQX.

NUVEEN	15

BXMX

Nuveen S&P 500 Buy-Write Income Fund

Performance Overview and Holding Summaries as of December 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
BXMX at NAV	8.68%	8.82%	5.46%
BXMX at Share Price	1.75%	11.15%	5.13%
CBOE S&P 500 BuyWrite Index (BXM)	7.07%	7.24%	4.28%
S&P 500® Index	11.96%	14.66%	6.95%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

16	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.4%
Repurchase Agreements	2.5%
Other Assets Less Liabilities	(1.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)1

Apple, Inc.	3.3%
Microsoft Corporation	2.6%
Alphabet Inc.	2.6%
Exxon Mobil Corporation	2.0%
Berkshire Hathaway Inc., Class B	2.0%

Portfolio Composition

(% of total investments)1

Banks	6.8%
Oil, Gas & Consumable Fuels	6.0%
Pharmaceuticals	5.0%
Internet Software & Services	4.8%
Software	4.6%
Technology Hardware, Storage & Peripherals	3.8%
Semiconductors & Semiconductor Equipment	3.4%
Biotechnology	3.0%
Industrial Conglomerates	3.0%
Media	2.9%
IT Services	2.8%
Health Care Providers & Services	2.7%
Specialty Retail	2.7%
Insurance	2.5%

Diversified Telecommunication Services	2.5%
Internet and Direct Marketing Retail	2.4%
Capital Markets	2.4%
Equity Real Estate Investment Trusts	2.4%
Beverages	2.2%
Aerospace & Defense	2.1%
Diversified Financial Services	2.1%
Machinery	2.0%
Food & Staples Retailing	1.9%
Tobacco	1.9%
Chemicals	1.9%
Repurchase Agreements	2.5%
Other	19.7%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	17

DIAX

Nuveen Dow 30SM Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of December 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
DIAX at NAV	11.95%	10.18%	6.69%
DIAX at Share Price	12.18%	10.33%	5.46%
Dow Jones Industrial Average (DJIA)	16.50%	12.92%	7.52%
DIAX Blended Benchmark	9.68%	8.57%	5.78%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

18	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	101.0%
U.S. Government and Agency Obligations	0.8%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)1

Goldman Sachs Group, Inc.	8.3%
3M Co.	6.2%
International Business Machines Corporation	5.8%
UnitedHealth Group Incorporated	5.5%
Boeing Company	5.4%

Portfolio Composition

(% of total investments)1

Aerospace & Defense	9.1%
IT Services	8.4%
Capital Markets	8.2%
Industrial Conglomerates	7.2%
Oil, Gas & Consumable Fuels	7.1%
Pharmaceuticals	7.1%
Health Care Providers & Services	5.5%
Specialty Retail	4.6%
Insurance	4.2%
Hotels, Restaurants & Leisure	4.2%
Technology Hardware, Storage & Peripherals	4.0%
Media	3.6%
Machinery	3.2%
Banks	3.0%
U.S. Government and Agency Obligations	0.8%
Other	19.8%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	19

SPXX

Nuveen S&P 500 Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of December 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
SPXX at NAV	8.73%	8.80%	5.12%
SPXX at Share Price	14.75%	11.87%	5.60%
S&P 500® Index	11.96%	14.66%	6.95%
SPXX Blended Benchmark	9.30%	10.56%	5.60%

Performance prior to December 22, 2014, reflects the Fund’s performance under the management of a sub-adviser using an investment strategy that differed from those currently in place.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

20	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	101.7%
Other Assets Less Liabilities	(1.7)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)1

Apple, Inc.	3.4%
Microsoft Corporation	2.8%
Alphabet Inc.	2.7%
Exxon Mobil Corporation	2.0%
JPMorgan Chase & Co.	1.9%

Portfolio Composition

(% of total investments)1

Banks	7.4%
Oil, Gas & Consumable Fuels	6.1%
Pharmaceuticals	5.3%
Internet Software & Services	5.1%
Software	4.2%
Technology Hardware, Storage & Peripherals	4.0%
IT Services	3.5%
Semiconductors & Semiconductor Equipment	3.5%
Industrial Conglomerates	3.4%
Biotechnology	3.1%
Specialty Retail	3.0%
Insurance	3.0%
Health Care Providers & Services	3.0%
Media	2.8%

Capital Markets	2.7%
Diversified Telecommunication Services	2.5%
Internet and Direct Marketing Retail	2.5%
Machinery	2.2%
Chemicals	2.1%
Aerospace & Defense	2.0%
Beverages	2.0%
Tobacco	2.0%
Household Products	2.0%
Food & Staples Retailing	2.0%
Diversified Financial Services	1.8%
Other	18.8%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	21

QQQX

Nuveen Nasdaq 100 Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of December 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2016

	Average Annual
	1-Year	5-Year	Since Inception
QQQX at NAV	5.28%	14.75%	9.62%
QQQX at Share Price	3.30%	15.61%	8.97%
Nasdaq 100® Index	7.27%	17.90%	11.79%
QQQX Blended Benchmark	6.54%	11.97%	7.49%

Since inception returns are from 1/30/07. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

22	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.4%
Exchange-Traded Funds	1.6%
Other Assets Less Liabilities	(2.0)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)1

Apple, Inc.	11.6%
Alphabet Inc.	10.0%
Microsoft Corporation	9.3%
Amazon.com, Inc.	6.9%
Facebook Inc.	5.1%

Portfolio Composition

(% of total investments)1

Internet Software & Services	17.3%
Software	11.8%
Technology Hardware, Storage & Peripherals	11.7%
Semiconductors & Semiconductor Equipment	10.5%
Biotechnology	9.4%
Internet and Direct Marketing Retail	8.6%
Media	4.2%
IT Services	3.4%
Communications Equipment	3.4%
Exchange-Traded Funds	1.6%
Other	18.1%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	23

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen S&P 500 Buy-Write Income Fund,

Nuveen Dow 30SM Dynamic Overwrite Fund,

Nuveen S&P 500 Dynamic Overwrite Fund and

Nuveen Nasdaq 100 Dynamic Overwrite Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund and Nuveen Nasdaq 100 Dynamic Overwrite Fund (hereafter referred to as the “Funds”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

February 27, 2017

24	NUVEEN

BXMX

Nuveen S&P 500 Buy-Write Income Fund
Portfolio of Investments	December 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.4%

	COMMON STOCKS – 99.4% (2)

	Aerospace & Defense – 2.1%

72,657	Arconic, Inc.	$1,347,061
62,395	Boeing Company	9,713,654
8,874	Huntington Ingalls Industries Inc.	1,634,502
21,569	Northrop Grumman Corporation	5,016,518
36,207	Raytheon Company	5,141,394
63,296	United Technologies Corporation	6,938,508
	Total Aerospace & Defense	29,791,637

	Air Freight & Logistics – 0.7%

89,366	United Parcel Service, Inc., Class B	10,244,918

	Airlines – 0.5%

91,389	United Continental Holdings Inc., (3)	6,660,430

	Auto Components – 0.2%

25,665	Cooper Tire & Rubber Company	997,085
85,832	Gentex Corporation	1,690,032
	Total Auto Components	2,687,117

	Automobiles – 0.5%

388,012	Ford Motor Company	4,706,586
41,820	Harley-Davidson, Inc.	2,439,779
	Total Automobiles	7,146,365

	Banks – 6.9%

859,333	Bank of America Corporation	18,991,259
253,540	Citigroup Inc.	15,067,882
33,724	Comerica Incorporated	2,296,942
71,851	Fifth Third Bancorp.	1,937,821
86,613	First Horizon National Corporation	1,733,126
285,763	JPMorgan Chase & Co.	24,658,486
29,619	Lloyds Banking Group PLC, ADR	91,819
17,603	M&T Bank Corporation	2,753,637
174,350	U.S. Bancorp	8,956,360
367,612	Wells Fargo & Company	20,259,097
	Total Banks	96,746,429

	Beverages – 2.2%

314,873	Coca-Cola Company	13,054,635
72,441	Monster Beverage Corporation, (3)	3,212,034
141,687	PepsiCo, Inc.	14,824,711
	Total Beverages	31,091,380

	Biotechnology – 3.1%

132,764	AbbVie Inc.	8,313,682
67,101	Amgen Inc.	9,810,837
23,208	Biogen Inc., (3)	6,581,325
77,501	Celgene Corporation, (3)	8,970,741
120,303	Gilead Sciences, Inc.	8,614,898
7,017	Shire plc, ADR	1,195,556
	Total Biotechnology	43,487,039

NUVEEN	25

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)	Value

	Building Products – 0.3%

28,365	Allegion PLC	$1,815,360
88,587	Masco Corporation	2,801,121
	Total Building Products	4,616,481

	Capital Markets – 2.4%

171,044	Charles Schwab Corporation	6,751,107
35,316	CME Group, Inc.	4,073,701
3,613	Donnelley Financial Solutions, Inc., (3)	83,027
28,291	Eaton Vance Corporation	1,184,827
37,823	Goldman Sachs Group, Inc.	9,056,717
69,580	Intercontinental Exchange, Inc.	3,925,704
68,892	Legg Mason, Inc.	2,060,560
150,485	Morgan Stanley	6,357,991
26,522	Waddell & Reed Financial, Inc., Class A	517,444
	Total Capital Markets	34,011,078

	Chemicals – 1.9%

3,418	AdvanSix, Inc., (3)	75,675
11,460	Chemours Company	253,151
125,443	Dow Chemical Company	7,177,848
80,623	E.I. Du Pont de Nemours and Company	5,917,728
32,774	Eastman Chemical Company	2,464,933
52,563	Monsanto Company	5,530,153
46,360	Olin Corporation	1,187,280
80,712	RPM International, Inc.	4,344,727
	Total Chemicals	26,951,495

	Commercial Services & Supplies – 0.4%

14,145	Deluxe Corporation	1,012,923
3,613	LSC Communications, Inc.	107,234
26,475	Pitney Bowes Inc.	402,155
9,636	R.R. Donnelley & Sons Company	157,260
56,182	Waste Management, Inc.	3,983,866
	Total Commercial Services & Supplies	5,663,438

	Communications Equipment – 1.1%

4,101	ADTRAN, Inc.	91,657
24,808	Ciena Corporation, (3)	605,563
401,182	Cisco Systems, Inc.	12,123,720
2,206	Lumentum Holdings Inc., (3)	85,262
28,994	Motorola Solutions Inc.	2,403,313
11,034	Viavi Solutions Inc., (3)	90,258
	Total Communications Equipment	15,399,773

	Consumer Finance – 1.0%

89,615	American Express Company	6,638,679
67,273	Discover Financial Services	4,849,711
45,177	Navient Corporation	742,258
120,839	SLM Corporation, (3)	1,331,646
	Total Consumer Finance	13,562,294

	Containers & Packaging – 0.3%

20,788	Avery Dennison Corporation	1,459,733
23,847	Packaging Corp. of America	2,022,703
5,718	Sonoco Products Company	301,339
	Total Containers & Packaging	3,783,775

	Distributors – 0.2%

23,190	Genuine Parts Company	2,215,573

26	NUVEEN

Shares	Description (1)	Value

	Diversified Consumer Services – 0.0%

7,623	Apollo Education Group, Inc., (3)	$75,468

	Diversified Financial Services – 2.1%

173,013	Berkshire Hathaway Inc., Class B, (3)	28,197,656
53,398	Leucadia National Corporation	1,241,504
	Total Diversified Financial Services	29,439,160

	Diversified Telecommunication Services – 2.5%

431,800	AT&T Inc.	18,364,454
41,144	CenturyLink Inc.	978,404
192,058	Frontier Communications Corporation	649,156
290,257	Verizon Communications Inc.	15,493,919
3,033	Windstream Holdings Inc.	22,232
	Total Diversified Telecommunication Services	35,508,165

	Electric Utilities – 1.6%

76,701	Duke Energy Corporation	5,953,532
98,619	Great Plains Energy Incorporated	2,697,230
70,955	OGE Energy Corp.	2,373,445
76,389	Pinnacle West Capital Corporation	5,960,634
116,253	Southern Company	5,718,485
	Total Electric Utilities	22,703,326

	Electrical Equipment – 0.9%

52,322	Eaton Corporation PLC	3,510,283
76,676	Emerson Electric Co.	4,274,687
11,240	Hubbell Inc.	1,311,708
28,772	Rockwell Automation, Inc.	3,866,957
	Total Electrical Equipment	12,963,635

	Electronic Equipment, Instruments & Components – 0.3%

146,395	Corning Incorporated	3,553,007

	Energy Equipment & Services – 1.4%

8,826	Diamond Offshore Drilling, Inc., (3)	156,220
133,787	Halliburton Company	7,236,539
72,619	Patterson-UTI Energy, Inc.	1,954,903
128,328	Schlumberger Limited	10,773,136
	Total Energy Equipment & Services	20,120,798

	Equity Real Estate Investment Trusts – 2.4%

87,339	Apartment Investment & Management Company, Class A	3,969,558
109,496	Brandywine Realty Trust	1,807,779
10,613	Care Capital Properties, Inc.	265,325
34,687	CBL & Associates Properties Inc.	398,901
144,907	CubeSmart	3,879,160
108,072	DCT Industrial Trust Inc.	5,174,487
93,016	Equity Commonwealth, (3)	2,812,804
68,970	Healthcare Realty Trust, Inc.	2,091,170
111,415	Lexington Realty Trust	1,203,282
55,742	Liberty Property Trust	2,201,809
26,716	Senior Housing Properties Trust	505,734
49,503	Ventas Inc.	3,094,928
58,810	Welltower Inc.	3,936,153
80,210	Weyerhaeuser Company	2,413,519
	Total Equity Real Estate Investment Trusts	33,754,609

	Food & Staples Retailing – 2.0%

112,231	CVS Health Corporation	8,856,148
147,401	Kroger Co.	5,086,809
105,123	SUPERVALU INC.	490,924

NUVEEN	27

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

74,151	Walgreens Boots Alliance Inc.	$6,136,737
103,755	Wal-Mart Stores, Inc.	7,171,546
	Total Food & Staples Retailing	27,742,164

	Food Products – 0.7%

222,831	Mondelez International Inc., Class A	9,878,098

	Gas Utilities – 0.3%

33,764	Atmos Energy Corporation	2,503,601
29,951	National Fuel Gas Company	1,696,425
4,901	ONE Gas Inc.	313,468
	Total Gas Utilities	4,513,494

	Health Care Equipment & Supplies – 1.9%

163,485	Abbott Laboratories	6,279,459
47,152	Baxter International, Inc.	2,090,720
13,397	Halyard Health Inc., (3)	495,421
36,821	Hill-Rom Holdings Inc.	2,067,131
62,936	Hologic Inc., (3)	2,524,992
4,524	Intuitive Surgical, Inc., (3)	2,868,985
148,378	Medtronic, PLC	10,568,965
	Total Health Care Equipment & Supplies	26,895,673

	Health Care Providers & Services – 2.8%

47,337	Aetna Inc.	5,870,261
32,732	Anthem Inc.	4,705,880
69,194	Brookdale Senior Living Inc., (3)	859,389
87,045	Express Scripts Holding Company, (3)	5,987,826
45,526	HCA Holdings Inc., (3)	3,369,835
27,123	Henry Schein Inc., (3)	4,114,830
15,942	Kindred Healthcare Inc.	125,145
85,385	UnitedHealth Group Incorporated	13,665,015
	Total Health Care Providers & Services	38,698,181

	Health Care Technology – 0.2%

47,111	Cerner Corporation, (3)	2,231,648

	Hotels, Restaurants & Leisure – 1.5%

54,924	Carnival Corporation	2,859,343
34,368	Interval Leisure Group Inc.	624,467
6,469	Las Vegas Sands Corp.	345,509
43,615	Marriott International, Inc., Class A	3,606,088
98,190	McDonald’s Corporation	11,951,687
15,729	Wynn Resorts Ltd	1,360,716
	Total Hotels, Restaurants & Leisure	20,747,810

	Household Durables – 0.7%

17,193	Garmin Limited	833,689
75,087	KB Home	1,187,125
77,792	Newell Brands Inc.	3,473,413
16,680	TopBuild Corporation, (3)	593,808
1,285	Tupperware Brands Corporation	67,617
19,857	Whirlpool Corporation	3,609,407
	Total Household Durables	9,765,059

	Household Products – 1.9%

104,090	Colgate-Palmolive Company	6,811,650
34,108	Kimberly-Clark Corporation	3,892,405
188,799	Procter & Gamble Company	15,874,220
	Total Household Products	26,578,275

28	NUVEEN

Shares	Description (1)	Value

	Industrial Conglomerates – 3.0%

56,000	3M Co.	$9,999,920
659,469	General Electric Company	20,839,220
83,533	Honeywell International Inc.	9,677,298
10,808	Roper Technologies, Inc.	1,978,729
	Total Industrial Conglomerates	42,495,167

	Insurance – 2.6%

75,894	Allstate Corporation	5,625,263
102,366	American International Group, Inc.	6,685,523
34,937	Arthur J. Gallagher & Co.	1,815,327
40,755	CNO Financial Group Inc.	780,458
29,385	FNF Group	997,915
65,958	Genworth Financial Inc., Class A, (3)	251,300
74,204	Hartford Financial Services Group, Inc.	3,535,821
2,764	Kemper Corporation	122,445
68,460	Lincoln National Corporation	4,536,844
92,040	Marsh & McLennan Companies, Inc.	6,220,984
43,987	Travelers Companies, Inc.	5,384,889
	Total Insurance	35,956,769

	Internet and Direct Marketing Retail – 2.5%

30,653	Amazon.com, Inc., (3)	22,985,765
11,208	HSN, Inc.	384,434
38,466	Netflix.com Inc., (3)	4,762,091
4,622	Priceline Group, Inc. (The), (3)	6,776,129
	Total Internet and Direct Marketing Retail	34,908,419

	Internet Software & Services – 4.9%

34,389	Akamai Technologies, Inc., (3)	2,293,059
29,721	Alphabet Inc., Class A, (3)	23,552,406
16,407	Alphabet Inc., Class C, (3)	12,663,251
121,240	eBay Inc., (3)	3,599,616
195,319	Facebook Inc., Class A, (3)	22,471,451
17,954	IAC/InterActiveCorp, (3)	1,163,240
35,201	VeriSign, Inc., (3)	2,677,740
	Total Internet Software & Services	68,420,763

	IT Services – 2.9%

9,573	Alliance Data Systems Corporation	2,187,431
62,684	Automatic Data Processing, Inc.	6,442,662
53,917	Fidelity National Information Services, Inc.	4,078,282
58,645	International Business Machines Corporation	9,734,484
118,314	PayPal Holdings, Inc., (3)	4,669,854
170,320	Visa Inc., Class A	13,288,366
	Total IT Services	40,401,079

	Leisure Products – 0.2%

30,641	Mattel, Inc.	844,160
18,145	Polaris Industries Inc.	1,494,967
	Total Leisure Products	2,339,127

	Machinery – 2.0%

68,573	Caterpillar Inc.	6,359,460
26,829	Cummins Inc.	3,666,719
25,751	Deere & Company	2,653,383
25,390	Graco Inc.	2,109,655
35,953	Hillenbrand Inc.	1,378,798
36,751	Ingersoll-Rand PLC	2,757,795
16,893	Parker Hannifin Corporation	2,365,020
10,877	Snap-on Incorporated	1,862,904
38,813	Stanley Black & Decker Inc.	4,451,463
23,456	Timken Company	931,203
	Total Machinery	28,536,400

NUVEEN	29

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)	Value

	Media – 3.0%

51,987	CBS Corporation, Class B	$3,307,413
210,089	Comcast Corporation, Class A	14,506,645
29,164	DISH Network Corporation, Class A, (3)	1,689,471
86,999	New York Times Company (The), Class A	1,157,087
124,653	News Corporation, Class A	1,428,523
46,679	Omnicom Group, Inc.	3,972,850
31,371	Regal Entertainment Group, Class A	646,243
143,677	Walt Disney Company	14,974,017
	Total Media	41,682,249

	Metals & Mining – 0.3%

24,219	Alcoa Corporation	680,070
20,083	Barrick Gold Corporation	320,926
42,637	Newmont Mining Corporation	1,452,643
24,595	Nucor Corporation	1,463,894
18,386	Southern Copper Corporation	587,249
	Total Metals & Mining	4,504,782

	Mortgage Real Estate Investment Trusts – 0.0%

10,398	Annaly Capital Management Inc.	103,668

	Multiline Retail – 0.7%

25,954	Dollar Tree Inc., (3)	2,003,130
48,996	Macy’s, Inc.	1,754,547
33,612	Nordstrom, Inc.	1,611,023
23,907	Sears Holding Corporation, (3)	222,096
56,487	Target Corporation	4,080,056
	Total Multiline Retail	9,670,852

	Multi-Utilities – 1.4%

54,853	Ameren Corporation	2,877,588
57,390	Consolidated Edison, Inc.	4,228,495
18,999	NorthWestern Corporation	1,080,473
136,142	Public Service Enterprise Group Incorporated	5,973,911
84,686	WEC Energy Group, Inc.	4,966,834
	Total Multi-Utilities	19,127,301

	Oil, Gas & Consumable Fuels – 6.1%

74,927	Cenovus Energy Inc.	1,133,646
149,353	Chevron Corporation	17,578,848
184,020	ConocoPhillips	9,226,763
28,455	CONSOL Energy Inc.	518,735
43,172	Continental Resources Inc., (3)	2,225,085
136,678	Encana Corporation	1,604,600
314,753	Exxon Mobil Corporation	28,409,603
81,036	Hess Corporation	5,047,732
92,332	Occidental Petroleum Corporation	6,576,808
39,199	ONEOK, Inc.	2,250,415
2,376	PetroChina Company Limited, ADR	175,111
68,198	Phillips 66	5,892,989
17,453	Suncor Energy, Inc.	570,539
58,070	Valero Energy Corporation	3,967,342
	Total Oil, Gas & Consumable Fuels	85,178,216

	Pharmaceuticals – 5.1%

29,906	Allergan PLC, (3)	6,280,559
112,646	Bristol-Myers Squibb Company	6,583,032
92,124	Eli Lilly and Company	6,775,720
203,100	Johnson & Johnson	23,399,151
216,062	Merck & Co. Inc.	12,719,570
477,057	Pfizer Inc.	15,494,811
	Total Pharmaceuticals	71,252,843

30	NUVEEN

Shares	Description (1)	Value

	Professional Services – 0.1%

18,195	Manpowergorup, Inc.	$1,616,990

	Road & Rail – 0.5%

61,282	Norfolk Southern Corporation	6,622,746

	Semiconductors & Semiconductor Equipment – 3.4%

75,861	Analog Devices, Inc.	5,509,026
35,713	Broadcom Limited	6,312,987
365,405	Intel Corporation	13,253,239
27,920	Lam Research Corporation	2,951,982
67,258	Linear Technology Corporation	4,193,536
32,938	Microchip Technology Incorporated	2,112,973
54,990	NVIDIA Corporation	5,869,633
117,004	QUALCOMM, Inc.	7,628,661
	Total Semiconductors & Semiconductor Equipment	47,832,037

	Software – 4.7%

79,151	Activision Blizzard Inc.	2,858,143
69,916	Adobe Systems Incorporated, (3)	7,197,852
33,718	Autodesk, Inc., (3)	2,495,469
24,616	CDK Global Inc.	1,469,329
18,446	Dell Technologies Incorporated, Class V, (3)	1,013,977
587,874	Microsoft Corporation	36,530,487
260,115	Oracle Corporation	10,001,422
65,868	Salesforce.com, Inc., (3)	4,509,323
	Total Software	66,076,002

	Specialty Retail – 2.7%

5,637	Abercrombie & Fitch Co., Class A	67,644
32,842	American Eagle Outfitters, Inc.	498,213
42,476	Best Buy Co., Inc.	1,812,451
46,645	CarMax, Inc., (3)	3,003,472
6,982	CST Brands Inc.	336,183
50,159	Gap, Inc.	1,125,568
106,894	Home Depot, Inc.	14,332,348
26,516	L Brands Inc.	1,745,813
103,055	Lowe’s Companies, Inc.	7,329,272
32,953	Ross Stores, Inc.	2,161,717
21,051	Tiffany & Co.	1,629,979
52,140	TJX Companies, Inc.	3,917,278
	Total Specialty Retail	37,959,938

	Technology Hardware, Storage & Peripherals – 3.9%

402,078	Apple, Inc.	46,568,670
118,686	Hewlett Packard Enterprise Company	2,746,394
152,670	HP Inc.	2,265,623
61,069	NetApp, Inc.	2,153,904
	Total Technology Hardware, Storage & Peripherals	53,734,591

	Textiles, Apparel & Luxury Goods – 0.3%

83,862	VF Corporation	4,474,038

	Thrifts & Mortgage Finance – 0.1%

116,659	MGIC Investment Corporation, (3)	1,188,755

	Tobacco – 2.0%
180,267	Altria Group, Inc.	12,189,655
113,783	Philip Morris International, Inc.	10,410,007
76,614	Reynolds American Inc.	4,293,449
11,645	Vector Group Ltd.	264,807
	Total Tobacco	27,157,918

NUVEEN	31

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)			Value

	Wireless Telecommunication Services – 0.0%

47,312	Sprint Corporation, (3)			$398,367
	Total Long-Term Investments (cost $833,587,168)			1,390,866,809

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.5%

	REPURCHASE AGREEMENTS – 2.5%

$35,131	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $35,131,502, collateralized by $36,960,000 U.S. Treasury Notes, 1.125%, due 7/31/21, value $35,837,857	0.030%	1/03/17	$35,131,385
	Total Short-Term Investments (cost $35,131,385)			35,131,385
	Total Investments (cost $868,718,553) – 101.9%			1,425,998,194
	Other Assets Less Liabilities – (1.9)% (4)			(26,134,863)
	Net Assets – 100%			$1,399,863,331

Investments in Derivatives as of December 31, 2016

Call Options Written

Number of Contracts	Description (5)	Notional Amount (6)	Expiration Date	Strike Price	Value
(702)	S&P 500® Index	$(154,440,000)	1/06/17	$2,200	$(3,036,150)
(654)	S&P 500® Index	(147,804,000)	1/13/17	2,260	(624,570)
(703)	S&P 500® Index	(152,902,500)	1/20/17	2,175	(5,163,535)
(657)	S&P 500® Index	(144,540,000)	1/20/17	2,200	(3,459,105)
(683)	S&P 500® Index	(153,675,000)	1/20/17	2,250	(1,266,965)
(700)	S&P 500® Index	(154,000,000)	2/17/17	2,200	(4,588,500)
(651)	S&P 500® Index	(144,847,500)	2/17/17	2,225	(3,128,055)
(703)	S&P 500® Index	(158,175,000)	3/17/17	2,250	(3,202,165)
(686)	S&P 500® Index	(156,065,000)	3/17/17	2,275	(2,212,350)
(6,139)	Total Call Options Written (premiums received $24,380,085)	$(1,366,449,000)			$(26,681,395)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

32	NUVEEN

DIAX

Nuveen Dow 30SM Dynamic Overwrite Fund
Portfolio of Investments	December 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.0%

	COMMON STOCKS – 101.0%

	Aerospace & Defense – 9.3%

209,000	Boeing Company, (2)	$32,537,120
209,000	United Technologies Corporation	22,910,580
	Total Aerospace & Defense	55,447,700

	Banks – 3.0%

209,000	JPMorgan Chase & Co.	18,034,610

	Beverages – 1.4%

209,000	Coca-Cola Company	8,665,140

	Capital Markets – 8.4%

209,000	Goldman Sachs Group, Inc.	50,045,050

	Chemicals – 2.6%

209,000	E.I. Du Pont de Nemours and Company	15,340,600

	Communications Equipment – 1.1%

209,000	Cisco Systems, Inc.	6,315,980

	Consumer Finance – 2.6%

209,000	American Express Company, (2)	15,482,720

	Diversified Telecommunication Services – 1.9%

209,000	Verizon Communications Inc.	11,156,420

	Food & Staples Retailing – 2.4%

209,000	Wal-Mart Stores, Inc., (2)	14,446,080

	Health Care Providers & Services – 5.6%

209,000	UnitedHealth Group Incorporated	33,448,360

	Hotels, Restaurants & Leisure – 4.3%

209,000	McDonald’s Corporation	25,439,480

	Household Products – 2.9%

209,000	Procter & Gamble Company	17,572,720

	Industrial Conglomerates – 7.4%

209,000	3M Co.	37,321,130
209,000	General Electric Company	6,604,400
	Total Industrial Conglomerates	43,925,530

	Insurance – 4.3%

209,000	Travelers Companies, Inc.	25,585,780

	IT Services – 8.5%

209,000	International Business Machines Corporation	34,691,910
209,000	Visa Inc., (2)	16,306,180
	Total IT Services	50,998,090

	Machinery – 3.2%

209,000	Caterpillar Inc., (2)	19,382,660

NUVEEN	33

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)				Value

	Media – 3.6%

209,000	Walt Disney Company				$21,781,980

	Oil, Gas & Consumable Fuels – 7.3%

209,000	Chevron Corporation, (2)				24,599,300
209,000	Exxon Mobil Corporation, (2)				18,864,340
	Total Oil, Gas & Consumable Fuels				43,463,640

	Pharmaceuticals – 7.2%

209,000	Johnson & Johnson				24,078,890
209,000	Merck & Company Inc.				12,303,830
209,000	Pfizer Inc.				6,788,320
	Total Pharmaceuticals				43,171,040

	Semiconductors & Semiconductor Equipment – 1.3%

209,000	Intel Corporation				7,580,430

	Software – 2.2%

209,000	Microsoft Corporation				12,987,260

	Specialty Retail – 4.7%

209,000	Home Depot, Inc.				28,022,720

	Technology Hardware, Storage & Peripherals – 4.0%

209,000	Apple, Inc., (2)				24,206,380

	Textiles, Apparel & Luxury Goods – 1.8%

209,000	Nike, Inc., Class B				10,623,470
	Total Long-Term Investments (cost $356,108,821)				603,123,840

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.8%

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.8%

$5,000	U.S. Treasury Bills	0.000%	2/02/17	AAA	$4,998,240
$5,000	Total Short-Term Investments (cost $4,998,164)				4,998,240
	Total Investments (cost $361,106,985) – 101.8%				608,122,080
	Other Assets Less Liabilities – (1.8)% (4)				(10,905,896)
	Net Assets – 100%				$597,216,184

Investments in Derivatives as of December 31, 2016

Options Written

Option Type	Number of Contracts	Description (5)	Notional Amount (6)	Expiration Date	Strike Price	Value
Call	(1,474)	S&P 500® Index	$(334,598,000)	1/20/17	$2,270.00	$(1,466,630)
Put	(400)	CBOE Volatility Index®	(540,000)	1/18/17	13.50	(15,000)
	(1,874)	Total Options Written (premiums received $3,328,616)	$(335,138,000)			$(1,481,630)

34	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

See accompanying notes to financial statements.

NUVEEN	35

SPXX

Nuveen S&P 500 Dynamic Overwrite Fund
Portfolio of Investments	December 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.7%

	COMMON STOCKS – 101.7%

	Aerospace & Defense – 2.1%

10,660	Boeing Company	$1,659,549
4,500	Lockheed Martin Corporation	1,124,730
6,361	Raytheon Company	903,262
12,156	United Technologies Corporation, (2)	1,332,541
	Total Aerospace & Defense	5,020,082

	Air Freight & Logistics – 0.7%

15,007	United Parcel Service, Inc., Class B, (2)	1,720,402

	Airlines – 0.4%

9,015	Alaska Air Group, Inc.	799,901
7,400	JetBlue Airways Corporation, (3)	165,908
	Total Airlines	965,809

	Auto Components – 0.2%

9,310	Cooper Tire & Rubber Company	361,694

	Automobiles – 0.5%

79,596	Ford Motor Company, (2)	965,499
1,396	Tesla Motors Inc., (3)	298,311
	Total Automobiles	1,263,810

	Banks – 7.5%

160,447	Bank of America Corporation, (2)	3,545,879
44,963	Citigroup Inc.	2,672,151
12,743	Comerica Incorporated	867,926
12,783	Fifth Third Bancorp.	344,758
49,105	Huntington BancShares Inc.	649,168
53,958	JPMorgan Chase & Co.	4,656,036
33,673	Regions Financial Corporation	483,544
33,569	U.S. Bancorp	1,724,440
58,722	Wells Fargo & Company, (2)	3,236,169
	Total Banks	18,180,071

	Beverages – 2.1%

58,122	Coca-Cola Company	2,409,738
24,852	PepsiCo, Inc.	2,600,265
	Total Beverages	5,010,003

	Biotechnology – 3.2%

20,942	AbbVie Inc.	1,311,388
4,000	Alexion Pharmaceuticals Inc., (3)	489,400
11,602	Amgen Inc., (2)	1,696,328
18,529	Celgene Corporation, (3)	2,144,732
29,010	Gilead Sciences, Inc., (2)	2,077,406
	Total Biotechnology	7,719,254

	Capital Markets – 2.7%

39,572	Charles Schwab Corporation	1,561,907
5,681	CME Group, Inc.	655,303
16,013	Federated Investors Inc.	452,848
7,670	Goldman Sachs Group, Inc.	1,836,582
13,620	Intercontinental Exchange, Inc.	768,440
30,033	Morgan Stanley	1,268,894
	Total Capital Markets	6,543,974

36	NUVEEN

Shares	Description (1)	Value

	Chemicals – 2.2%

4,640	Chemours Company	$102,498
17,900	Dow Chemical Company	1,024,238
14,703	E.I. Du Pont de Nemours and Company	1,079,200
8,790	Eastman Chemical Company	661,096
10,340	Monsanto Company	1,087,871
11,726	Olin Corporation	300,303
10,420	PPG Industries, Inc.	987,399
	Total Chemicals	5,242,605

	Commercial Services & Supplies – 0.3%

10,103	Deluxe Corporation	723,476

	Communications Equipment – 1.2%

73,511	Cisco Systems, Inc., (2)	2,221,502
8,442	Motorola Solutions Inc.	699,757
	Total Communications Equipment	2,921,259

	Consumer Finance – 0.5%

15,373	American Express Company	1,138,832

	Containers & Packaging – 0.3%

9,130	Avery Dennison Corporation	641,109

	Distributors – 0.1%

7,300	LKQ Corporation, (3)	223,745

	Diversified Financial Services – 1.9%

27,775	Berkshire Hathaway Inc., Class B, (2), (3)	4,526,770

	Diversified Telecommunication Services – 2.6%

75,456	AT&T Inc., (2)	3,209,144
32,403	Frontier Communications Corporation	109,522
55,000	Verizon Communications Inc., (2)	2,935,900
	Total Diversified Telecommunication Services	6,254,566

	Electric Utilities – 1.1%

28,888	Alliant Energy Corporation	1,094,566
20,970	Duke Energy Corporation	1,627,691
	Total Electric Utilities	2,722,257

	Electrical Equipment – 0.8%

6,600	Eaton PLC	442,794
10,100	Emerson Electric Co.	563,075
6,854	Rockwell Automation, Inc.	921,178
	Total Electrical Equipment	1,927,047

	Electronic Equipment, Instruments & Components – 0.4%

35,466	Corning Incorporated	860,760

	Energy Equipment & Services – 1.1%

5,863	Baker Hughes Incorporated	380,919
11,506	Halliburton Company	622,360
4,900	National-Oilwell Varco Inc.	183,456
18,006	Schlumberger Limited	1,511,604
	Total Energy Equipment & Services	2,698,339

	Equity Real Estate Investment Trusts – 1.7%

48,257	Brandywine Realty Trust	796,723
12,111	Care Capital Properties, Inc.	302,775
31,777	CubeSmart	850,670

NUVEEN	37

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

25,042	Hospitality Properties Trust	$794,833
20,277	Omega Healthcare Investors Inc.	633,859
11,600	Ventas Inc.	725,232
	Total Equity Real Estate Investment Trusts	4,104,092

	Food & Staples Retailing – 2.0%

700	Casey’s General Stores, Inc.	83,216
18,974	CVS Health Corporation	1,497,238
3,000	Sprouts Farmers Market Inc., (3)	56,760
2,000	United Natural Foods Inc., (3)	95,440
17,716	Walgreens Boots Alliance Inc.	1,466,176
23,802	Wal-Mart Stores, Inc.	1,645,194
	Total Food & Staples Retailing	4,844,024

	Food Products – 0.6%

13,960	Archer-Daniels-Midland Company	637,274
17,628	ConAgra Foods, Inc.	697,187
100	Hain Celestial Group Inc., (3)	3,903
700	Post Holdings Inc., (3)	56,273
1,600	WhiteWave Foods Company, (3)	88,960
	Total Food Products	1,483,597

	Health Care Equipment & Supplies – 1.7%

27,082	Abbott Laboratories	1,040,220
41,253	Boston Scientific Corporation, (3)	892,302
30,198	Medtronic, PLC	2,151,004
	Total Health Care Equipment & Supplies	4,083,526

	Health Care Providers & Services – 3.0%

9,358	Aetna Inc.	1,160,486
4,648	Anthem Inc.	668,243
13,784	Express Scripts Holding Company, (3)	948,201
2,896	Humana Inc.	590,871
7,874	Laboratory Corporation of America Holdings, (3)	1,010,864
4,815	McKesson HBOC Inc.	676,267
13,804	UnitedHealth Group Incorporated, (2)	2,209,192
	Total Health Care Providers & Services	7,264,124

	Hotels, Restaurants & Leisure – 1.7%

3,678	Dominos Pizza Inc.	585,685
15,000	McDonald’s Corporation	1,825,800
32,208	Starbucks Corporation	1,788,188
	Total Hotels, Restaurants & Leisure	4,199,673

	Household Durables – 1.0%

21,184	Lennar Corporation, Class A, (2)	909,429
18,964	Newell Brands Inc.	846,743
4,241	Whirlpool Corporation	770,887
	Total Household Durables	2,527,059

	Household Products – 2.0%

17,234	Colgate-Palmolive Company	1,127,793
9,737	Kimberly-Clark Corporation	1,111,186
31,000	Procter & Gamble Company	2,606,480
	Total Household Products	4,845,459

	Industrial Conglomerates – 3.5%

13,841	3M Co.	2,471,587
135,400	General Electric Company, (2)	4,278,640
13,978	Honeywell International Inc.	1,619,351
	Total Industrial Conglomerates	8,369,578

38	NUVEEN

Shares	Description (1)	Value

	Insurance – 3.0%

100	Alleghany Corporation, Term Loan, (3)	$60,812
19,900	American International Group, Inc.	1,299,669
15,990	Arthur J. Gallagher & Co.	830,840
100	Brown & Brown Inc.	4,486
2,700	First American Corporation	98,901
8,555	FNF Group	290,528
17,377	Marsh & McLennan Companies, Inc.	1,174,511
15,000	MetLife, Inc.	808,350
10,189	Prudential Financial, Inc.	1,060,267
1,700	Reinsurance Group of America Inc.	213,911
100	RenaissanceRe Holdings, Limited	13,622
11,626	Travelers Companies, Inc.	1,423,255
100	WR Berkley Corporation	6,651
	Total Insurance	7,285,803

	Internet and Direct Marketing Retail – 2.5%

5,300	Amazon.com, Inc., (3)	3,974,311
7,700	Netflix.com Inc., (3)	953,260
790	Priceline Group, Inc. (The), (3)	1,158,187
	Total Internet and Direct Marketing Retail	6,085,758

	Internet Software & Services – 5.1%

9,911	Akamai Technologies, Inc., (3)	660,865
4,120	Alphabet Inc., Class A, (3)	3,264,894
4,327	Alphabet Inc., Class C, (3)	3,339,665
30,000	eBay Inc., (3)	890,700
32,400	Facebook Inc., Class A, (2), (3)	3,727,620
7,424	VeriSign, Inc., (3)	564,744
	Total Internet Software & Services	12,448,488

	IT Services – 3.5%

12,964	Fidelity National Information Services, Inc.	980,597
12,300	International Business Machines Corporation, (2)	2,041,677
20,318	MasterCard, Inc.	2,097,834
20,000	PayPal Holdings, Inc., (3)	789,400
33,924	Visa Inc., Class A	2,646,750
	Total IT Services	8,556,258

	Life Sciences Tools & Services – 0.6%

1,983	Bio-Techne Corporation	203,912
9,377	Thermo Fisher Scientific, Inc.	1,323,095
	Total Life Sciences Tools & Services	1,527,007

	Machinery – 2.2%

12,391	Caterpillar Inc.	1,149,141
4,049	Cummins Inc.	553,377
10,446	Deere & Company	1,076,356
9,843	Illinois Tool Works, Inc., (2)	1,205,374
9,551	Pentair Limited	535,525
3,300	Snap-on Incorporated	565,191
3,000	Stanley Black & Decker Inc.	344,070
	Total Machinery	5,429,034

	Media – 2.8%

12,544	CBS Corporation, Class B	798,049
41,645	Comcast Corporation, Class A, (2)	2,875,587
4,063	Gannett Company, Inc.	39,452
19,635	Regal Entertainment Group, Class A	404,481
8,126	TEGNA Inc.	173,815
25,000	Walt Disney Company	2,605,500
	Total Media	6,896,884

NUVEEN	39

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)	Value

	Metals & Mining – 0.3%

38,558	Freeport-McMoRan, Inc.	$508,580
3,337	Southern Copper Corporation	106,584
	Total Metals & Mining	615,164

	Multiline Retail – 0.6%

1,500	Big Lots, Inc.	75,315
9,600	J.C. Penney Company, Inc.	79,776
7,375	Nordstrom, Inc.	353,484
14,208	Target Corporation	1,026,244
	Total Multiline Retail	1,534,819

	Multi-Utilities – 1.3%

20,000	CenterPoint Energy, Inc., (2)	492,800
13,676	Consolidated Edison, Inc.	1,007,648
21,050	Dominion Resources, Inc.	1,612,220
	Total Multi-Utilities	3,112,668

	Oil, Gas & Consumable Fuels – 6.2%

1,839	California Resources Corporation, (3)	39,152
24,529	Chevron Corporation, (2)	2,887,063
20,462	ConocoPhillips	1,025,965
5,617	CONSOL Energy Inc.	102,398
2,100	Energen Corporation	121,107
10,972	EOG Resources, Inc.	1,109,269
55,300	Exxon Mobil Corporation	4,991,378
1,900	Gulfport Energy Corporation, (3)	41,116
8,000	Hess Corporation	498,320
31,000	Marathon Oil Corporation	536,610
11,172	Marathon Petroleum Corporation	562,510
16,016	Occidental Petroleum Corporation	1,140,820
7,102	ONEOK, Inc.	407,726
9,273	Phillips 66	801,280
3,800	QEP Resources Inc.	69,958
8,856	Valero Energy Corporation	605,042
11,500	WPX Energy Inc., (3)	167,555
	Total Oil, Gas & Consumable Fuels	15,107,269

	Pharmaceuticals – 5.4%

5,900	Allergan PLC, (3)	1,239,059
24,190	Bristol-Myers Squibb Company	1,413,664
14,900	Eli Lilly and Company	1,095,895
2,000	Jazz Pharmaceuticals, Inc., (3)	218,060
34,730	Johnson & Johnson	4,001,243
35,863	Merck & Cp., Inc.	2,111,255
9,340	Mylan NV, (3)	356,321
78,894	Pfizer Inc.	2,562,477
	Total Pharmaceuticals	12,997,974

	Real Estate Management & Development – 0.1%

1,900	Jones Lang LaSalle Inc.	191,976
3,494	The RMR Group Inc.	138,013
	Total Real Estate Management & Development	329,989

	Road & Rail – 0.7%

16,145	Union Pacific Corporation, (2)	1,673,914

	Semiconductors & Semiconductor Equipment – 3.5%

12,690	Analog Devices, Inc.	921,548
62,815	Intel Corporation	2,278,300
12,219	Microchip Technology Incorporated	783,849
12,115	NVIDIA Corporation	1,293,155

40	NUVEEN

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

25,096	QUALCOMM, Inc.	$1,636,259
21,784	Texas Instruments Incorporated	1,589,578
	Total Semiconductors & Semiconductor Equipment	8,502,689

	Software – 4.3%

9,786	Autodesk, Inc., (3)	724,262
5,653	CDK Global Inc.	337,428
7,433	Electronic Arts Inc., (3)	585,423
109,085	Microsoft Corporation, (2)	6,778,542
49,970	Oracle Corporation	1,921,347
	Total Software	10,347,002

	Specialty Retail – 3.1%

4,200	Aaron Rents Inc.	134,358
13,107	Best Buy Co., Inc.	559,276
5,900	Dick’s Sporting Goods Inc.	313,290
22,269	Home Depot, Inc., (2)	2,985,828
8,369	L Brands Inc.	551,015
20,403	Lowe’s Companies, Inc.	1,451,061
8,025	Tiffany & Co.	621,376
10,968	TJX Companies, Inc.	824,026
	Total Specialty Retail	7,440,230

	Technology Hardware, Storage & Peripherals – 4.1%

73,008	Apple, Inc., (2)	8,455,787
29,981	Hewlett Packard Enterprise Co	693,760
46,853	HP Inc.	695,299
	Total Technology Hardware, Storage & Peripherals	9,844,846

	Textiles, Apparel & Luxury Goods – 0.9%

3,800	Kate Spade & Company, (3)	70,946
21,700	Nike, Inc., Class B	1,103,011
2,200	Skechers USA Inc., (3)	54,076
7,754	Under Armour Inc, Class C, (3)	195,168
6,000	Under Armour, Inc., (3)	174,300
10,552	VF Corporation, (2)	562,949
	Total Textiles, Apparel & Luxury Goods	2,160,450

	Tobacco – 2.1%

26,349	Altria Group, Inc.	1,781,719
23,490	Philip Morris International, Inc.	2,149,099
18,574	Reynolds American Inc.	1,040,886
	Total Tobacco	4,971,704

	Trading Companies & Distributors – 0.3%

3,613	W.W. Grainger, Inc.	839,119
	Total Long-Term Investments (cost $151,074,239)	246,094,065
	Other Assets Less Liabilities – (1.7)% (4)	(4,091,347)
	Net Assets – 100%	$242,002,718

NUVEEN	41

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2016

Investments in Derivatives as of December 31, 2016

Options Written

Option Type	Number of Contracts	Description (5)	Notional Amount (6)	Expiration Date	Strike Price	Value
Call	(596)	S&P 500® Index	$(135,292,000)	1/20/17	$2,270.00	$(593,020)
Put	(200)	CBOE Volatility Index®	(270,000)	1/18/17	13.50	(7,500)
	(796)	Total Options Written (premiums received $1,350,536)	$(135,562,000)			$(600,520)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

See accompanying notes to financial statements.

42	NUVEEN

QQQX

Nuveen Nasdaq 100 Dynamic Overwrite Fund
Portfolio of Investments	December 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 102.0%

	COMMON STOCKS – 100.4%

	Aerospace & Defense – 0.1%
4,954	Boeing Company	$771,239

	Air Freight & Logistics – 0.1%

2,768	FedEx Corporation	515,402

	Airlines – 0.5%

31,069	Delta Air Lines, Inc.	1,528,284
6,742	Ryanair Holdings PLC, Sponsored ADR	561,339
26,363	Southwest Airlines Co.	1,313,932
	Total Airlines	3,403,555

	Auto Components – 0.2%

26,602	American Axle and Manufacturing Holdings Inc.	513,419
21,986	Gentex Corporation	432,904
4,227	Lear Corporation	559,528
	Total Auto Components	1,505,851

	Automobiles – 0.9%

49,165	Ford Motor Company	596,371
14,597	Harley-Davidson, Inc.	851,589
23,900	Tesla Motors Inc., (2)	5,107,191
	Total Automobiles	6,555,151

	Beverages – 1.0%

8,894	Brown-Forman Corporation	399,518
88,983	Monster Beverage Corporation, (2)	3,945,506
28,132	PepsiCo, Inc.	2,943,451
	Total Beverages	7,288,475

	Biotechnology – 9.6%

7,091	AbbVie Inc.	444,038
12,000	Agios Pharmaceutical Inc., (2)	500,760
30,000	Alexion Pharmaceuticals Inc., (2)	3,670,500
14,052	Alkermes PLC, (2)	781,010
117,100	Amgen Inc.	17,121,191
178,024	Celgene Corporation, (2), (3)	20,606,278
239,725	Gilead Sciences, Inc., (3)	17,166,707
64,749	Immunogen, Inc., (2)	132,088
22,236	Ionis Pharmaceuticals, Inc., (2)	1,063,548
12,904	Myriad Genetics Inc., (2)	215,110
15,000	Regeneron Pharmaceuticals, Inc., (2)	5,506,350
12,177	Seattle Genetics, Inc., (2)	642,580
3,617	United Therapeutics Corporation, (2)	518,786
	Total Biotechnology	68,368,946

	Capital Markets – 0.8%

62,652	Charles Schwab Corporation	2,472,874
9,902	Moody’s Corporation	933,462
24,475	Morgan Stanley	1,034,069
11,627	SEI Investments Company	573,909
5,883	T. Rowe Price Group Inc.	442,755
13,816	Waddell & Reed Financial, Inc., Class A	269,550
	Total Capital Markets	5,726,619

NUVEEN	43

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)	Value

	Commercial Services & Supplies – 0.4%

3,842	Cintas Corporation	$443,982
5,162	Copart Inc., (2)	286,026
7,605	KAR Auction Services Inc.	324,125
15,000	Tetra Tech, Inc.	647,250
4,788	Waste Connections Inc.	376,289
9,417	Waste Management, Inc.	667,759
	Total Commercial Services & Supplies	2,745,431

	Communications Equipment – 3.5%

818,295	Cisco Systems, Inc., (3)	24,728,875
21,858	Ericsson, Sponsored ADR	127,432
	Total Communications Equipment	24,856,307

	Distributors – 0.3%

3,449	Genuine Parts Company	329,517
40,570	LKQ Corporation, (2)	1,243,470
7,800	Pool Corporation	813,852
	Total Distributors	2,386,839

	Diversified Consumer Services – 0.2%

43,275	Service Corporation International	1,229,010

	Electrical Equipment – 0.2%

9,416	Rockwell Automation, Inc.	1,265,510

	Electronic Equipment, Instruments & Components – 0.4%

12,148	Amphenol Corporation, Class A	816,346
3,675	Arrow Electronics, Inc., (2)	262,027
5,960	Avnet Inc.	283,756
30,310	Corning Incorporated	735,624
7,692	Keysight Technologies, Inc., (2)	281,296
13,756	National Instruments Corporation	423,960
	Total Electronic Equipment, Instruments & Components	2,803,009

	Equity Real Estate Investment Trusts – 0.5%

18,413	Apartment Investment & Management Company, Class A	836,871
3,008	Care Capital Properties, Inc.	75,200
54,624	CubeSmart	1,462,284
9,023	Senior Housing Properties Trust	170,805
12,035	Ventas Inc.	752,428
	Total Equity Real Estate Investment Trusts	3,297,588

	Food & Staples Retailing – 2.7%

2,453	Casey’s General Stores, Inc.	291,613
40,000	CVS Health Corporation, (3)	3,156,400
55,616	Kroger Co.	1,919,308
51,100	SUPERVALU INC.	238,637
165,441	Walgreens Boots Alliance Inc., (3)	13,691,897
	Total Food & Staples Retailing	19,297,855

	Food Products – 0.3%

47,921	Archer-Daniels-Midland Company	2,187,594

	Health Care Equipment & Supplies – 1.1%

57,497	Abbott Laboratories	2,208,460
8,796	Baxter International, Inc.	390,015
3,650	Becton, Dickinson and Company, (3)	604,257
16,011	Danaher Corporation	1,246,296
8,434	Hill Rom Holdings Inc.	473,485
12,792	Saint Jude Medical Inc.	1,025,790

44	NUVEEN

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

3,714	Stryker Corporation	$444,974
11,178	Zimmer Biomet Holdings, Inc., (3)	1,153,570
	Total Health Care Equipment & Supplies	7,546,847

	Health Care Providers & Services – 1.7%

13,759	Brookdale Senior Living Inc., (2)	170,887
11,171	Cardinal Health, Inc.	803,977
105,849	Express Scripts Holding Company, (2), (3)	7,281,353
4,093	McKesson HBOC Inc., (3)	574,862
14,614	UnitedHealth Group Incorporated	2,338,825
7,946	Universal Health Services, Inc., Class B	845,295
	Total Health Care Providers & Services	12,015,199

	Hotels, Restaurants & Leisure – 0.7%

2,500	Buffalo Wild Wings, Inc., (2)	386,000
20,714	Carnival Corporation	1,078,371
3,000	Dominos Pizza Inc.	477,720
5,011	Panera Bread Company, (2)	1,027,706
29,269	Restaurant Brands International Inc.	1,394,961
10,396	Wynn Resorts Ltd	899,358
	Total Hotels, Restaurants & Leisure	5,264,116

	Household Durables – 0.6%

41,536	KB Home	656,684
47,436	Newell Brands Inc.	2,118,017
7,376	Whirlpool Corporation	1,340,736
	Total Household Durables	4,115,437

	Industrial Conglomerates – 0.5%

8,803	3M Co.	1,571,952
40,028	General Electric Company	1,264,885
5,740	Honeywell International Inc.	664,979
	Total Industrial Conglomerates	3,501,816

	Insurance – 0.3%

12,439	American International Group, Inc.	812,391
23,648	FNF Group	803,086
12,000	Torchmark Corporation	885,120
	Total Insurance	2,500,597

	Internet and Direct Marketing Retail – 8.8%

66,800	Amazon.com, Inc., (2)	50,091,316
11,995	HSN, Inc.	411,428
8,563	Priceline Group, Inc. (The), (2)	12,553,872
	Total Internet and Direct Marketing Retail	63,056,616

	Internet Software & Services – 17.6%

43,744	Alphabet Inc., Class A, (2), (3)	34,664,933
49,942	Alphabet Inc., Class C, (2), (3)	38,546,234
43,473	Baidu Inc., Sponsored ADR, (2), (3)	7,147,396
219,900	eBay Inc., (2), (3)	6,528,831
325,000	Facebook Inc., Class A, (2), (3)	37,391,250
17,621	IAC/InterActiveCorp, (2)	1,141,665
4,807	J2 Global Inc.	393,213
5,270	WebMD Health Corporation, Class A, (2)	261,234
	Total Internet Software & Services	126,074,756

	IT Services – 3.5%

479	Alliance Data Systems Corporation	109,451
10,704	Computer Sciences Corporation	636,032
10,704	CSRA Inc.	340,815

NUVEEN	45

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)	Value

	IT Services (continued)

23,804	Fidelity National Information Services, Inc.	$1,800,535
19,208	Genpact Limited, (2)	467,523
16,316	Global Payments Inc.	1,132,494
41,035	Henry Jack and Associates Inc.	3,643,087
29,448	Infosys Technologies Limited, Sponsored ADR	436,714
5,008	Leidos Holdings Inc.	256,109
34,836	MasterCard, Inc.	3,596,817
68,363	Paychex, Inc.	4,161,939
200,000	PayPal Holdings, Inc., (2)	7,894,000
8,580	Total System Services Inc.	420,677
	Total IT Services	24,896,193

	Life Sciences Tools & Services – 0.4%

58,385	Agilent Technologies, Inc.	2,660,021
4,788	Charles River Laboratories International, Inc., (2)	364,798
	Total Life Sciences Tools & Services	3,024,819

	Machinery – 0.2%

9,526	Caterpillar Inc.	883,441
8,005	Fortive Corporation	429,308
	Total Machinery	1,312,749

	Media – 4.3%

19,288	CBS Corporation, Class B	1,227,103
340,000	Comcast Corporation, Class A, (3)	23,477,000
79,632	News Corporation, Class A	912,583
66,088	News Corporation Class B	779,838
20,124	Omnicom Group, Inc.	1,712,754
21,163	Time Warner Inc.	2,042,864
6,836	WPP Group PLC, Sponsored ADR	756,472
	Total Media	30,908,614

	Multiline Retail – 0.1%

63,200	J.C. Penney Company, Inc.	525,192
3,881	Macy’s, Inc.	138,979
2,818	Nordstrom, Inc.	135,067
	Total Multiline Retail	799,238

	Personal Products – 0.0%

44,200	Avon Products, Inc.	222,768

	Pharmaceuticals – 0.2%

3,505	Allergan PLC, (2)	736,085
22,511	Endo International PLC, (2)	370,756
5,960	Jazz Pharmaceuticals, Inc., (2)	649,819
	Total Pharmaceuticals	1,756,660

	Professional Services – 0.7%

10,307	IHS Markit Limited, (2)	364,971
11,461	Manpower Inc.	1,018,539
19,598	Robert Half International Inc.	955,990
31,037	Verisk Analytics Inc, Class A, (2)	2,519,273
	Total Professional Services	4,858,773

	Real Estate Management & Development – 0.0%

194	The RMR Group Inc.	7,663

	Road & Rail – 0.1%

4,374	J.B. Hunt Transports Services Inc.	424,584
8,819	Werner Enterprises, Inc.	237,672
	Total Road & Rail	662,256

46	NUVEEN

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment – 10.7%

92,608	Analog Devices, Inc.	$6,725,193
17,789	Integrated Device Technology, Inc., (2)	419,109
753,388	Intel Corporation, (3)	27,325,383
14,136	Intersil Holding Corporation, Class A	315,233
55,842	Lam Research Corporation	5,904,175
8,107	Microsemi Corporation, (2)	437,535
105,553	NVIDIA Corporation	11,266,727
69,387	NXP Semiconductors NV, (2)	6,800,620
27,886	ON Semiconductor Corporation, (2)	355,825
5,933	Power Integrations Inc.	402,554
236,998	QUALCOMM, Inc., (3)	15,452,270
10,146	Silicon Laboratories Inc., (2)	659,490
2,774	Taiwan Semiconductor Manufacturing Company Limited, Sponsored ADR	79,753
7,657	Tessera Holding Corporation	338,439
	Total Semiconductors & Semiconductor Equipment	76,482,306

	Software – 12.0%

18,065	Ansys Inc., (2)	1,670,832
53,540	Autodesk, Inc., (2)	3,962,495
51,724	Cadence Design Systems, Inc., (2)	1,304,479
11,986	CDK Global Inc.	715,444
54,089	Electronic Arts Inc., (2)	4,260,050
1,097,453	Microsoft Corporation, (3)	68,195,729
1,584	Microstrategy Inc., (2)	312,682
11,112	Open Text Corporation	686,833
49,954	Oracle Corporation	1,920,731
12,402	Parametric Technology Corporation, (2)	573,841
15,606	Red Hat, Inc., (2)	1,087,738
25,778	Synopsys Inc., (2), (3)	1,517,293
	Total Software	86,208,147

	Specialty Retail – 2.3%

14,900	Aaron Rents Inc.	476,651
4,472	Advance Auto Parts, Inc.	756,305
18,980	Ascena Retail Group Inc., (2)	117,486
5,810	AutoZone, Inc., (2)	4,588,680
28,481	CarMax, Inc., (2)	1,833,892
17,540	Dick’s Sporting Goods Inc.	931,374
25,551	L Brands Inc.	1,682,278
23,554	Rent-A-Center Inc.	264,982
9,285	Signet Jewelers Limited	875,204
23,991	Tiffany & Co.	1,857,623
36,637	TJX Companies, Inc.	2,752,538
2,384	Williams-Sonoma Inc.	115,362
	Total Specialty Retail	16,252,375

	Technology Hardware, Storage & Peripherals – 11.9%

731,130	Apple, Inc., (3)	84,679,477
19,045	Fortive Corporation	440,701
19,045	HP Inc.	282,628
	Total Technology Hardware, Storage & Peripherals	85,402,806

	Textiles, Apparel & Luxury Goods – 0.6%

14,784	Coach, Inc.	517,736
20,000	Nike, Inc., Class B	1,016,600
7,396	PVH Corporation	667,415
17,800	Skechers USA Inc., (2)	437,524
26,889	Under Armour Inc, Class C, (2)	676,796
42,700	Under Armour, Inc., (2)	1,240,435
	Total Textiles, Apparel & Luxury Goods	4,556,506

NUVEEN	47

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)	Value

	Tobacco – 0.2%

12,975	Altria Group, Inc.	$877,369
10,023	Philip Morris International	917,004
	Total Tobacco	1,794,373

	Wireless Telecommunication Services – 0.2%

19,244	Telephone and Data Systems Inc.	555,574
13,012	United States Cellular Corporation, (2)	568,885
	Total Wireless Telecommunication Services	1,124,459
	Total Common Stocks (cost $330,284,374)	718,550,470

Shares	Description (1), (4)	Value

	EXCHANGE-TRADED FUNDS – 1.6%

5,000	Health Care Select Sector SPDR Trust	$344,700
18,417	iShares PHLX Semiconductor ETF	2,260,134
44,232	Materials Select Sector SPDR Trust	2,198,330
60,000	PowerShares QQQ Trust, Series 1	7,108,800
	Total Exchange-Traded Funds (cost $11,577,962)	11,911,964
	Total Long-Term Investments (cost $341,862,336)	730,462,434
	Other Assets Less Liabilities – (2.0)% (5)	(14,627,086)
	Net Assets – 100%	$715,835,348

Investments in Derivatives as of December 31, 2016

Options Written

Option Type	Number of Contracts	Description (6)	Notional Amount (7)	Expiration Date	Strike Price	Value
Put	(400)	CBOE Volatility Index®	$(540,000)	1/18/17	$13.50	$(15,000)
Call	(817)	NASDAQ 100® Index	(404,415,000)	1/20/17	4,950.00	(2,246,750)
	(1,217)	Total Options Written (premiums received $5,472,276)	$(404,955,000)			$(2,261,750)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission or on its website http://www.sec.gov.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	Exchange-traded, unless otherwise noted.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

48	NUVEEN

Statement of Assets and Liabilities	December 31, 2016

	BXMX	DIAX	SPXX	QQQX
Assets
Long-term investments, at value (cost $833,587,168, $356,108,821, $151,074,239 and $341,862,336, respectively)	$1,390,866,809	$603,123,840	$246,094,065	$730,462,434
Short-term investments, at value ($35,131,385, $4,998,164, $- and $-, respectively)	35,131,385	4,998,240	—	—
Cash	20,147	—	—	—
Receivable for:
Dividends	1,854,359	464,554	328,238	268,767
Interest	59	—	—	—
Reclaims	—	—	—	329
Other assets	190,265	23,254	29,510	61,719
Total assets	1,428,063,024	608,609,888	246,451,813	730,793,249
Liabilities
Cash overdraft	—	9,174,265	3,573,171	11,910,569
Options written, at value (premiums received $24,380,085, $3,328,616, $1,350,536 and $5,472,276, respectively)	26,681,395	1,481,630	600,520	2,261,750
Accrued expenses:
Management fees	1,000,405	435,887	170,305	518,816
Trustees fees	193,361	24,050	29,556	64,047
Other	324,532	277,872	75,543	202,719
Total liabilities	28,199,693	11,393,704	4,449,095	14,957,901
Net assets	$1,399,863,331	$597,216,184	$242,002,718	$715,835,348
Shares outstanding	103,554,549	36,085,350	16,152,579	36,564,414
Net asset value (“NAV”) per share outstanding	$13.52	$16.55	$14.98	$19.58
Net assets consist of:
Shares, $0.01 par value per share	$1,035,545	$360,854	$161,526	$365,644
Paid-in surplus	841,697,575	361,894,459	170,311,541	339,200,919
Undistributed (Over-distribution of) net investment income	—	—	—	—
Accumulated net realized gain (loss)	2,151,880	(13,901,210)	(24,240,191)	(15,541,839)
Net unrealized appreciation (depreciation)	554,978,331	248,862,081	95,769,842	391,810,624
Net assets	$1,399,863,331	$597,216,184	$242,002,718	$715,835,348
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

NUVEEN	49

Statement of Operations	Year Ended December 31, 2016

	BXMX	DIAX	SPXX	QQQX
Investment Income
Dividends (net of foreign tax withheld of $5,101, $—, $— and $6,365, respectively)	$30,963,911	$15,093,246	$5,467,413	$10,058,303
Interest	12,776	16,186	253	760
Total investment income	30,976,687	15,109,432	5,467,666	10,059,063
Expenses
Management fees	11,465,429	4,866,452	1,937,759	5,944,419
Custodian fees	136,488	79,769	55,987	92,556
Trustees fees	38,180	16,390	6,841	20,442
Professional fees	92,091	57,459	46,712	68,439
Shareholder reporting expenses	277,440	98,104	45,980	108,727
Shareholder servicing agent fees	2,046	704	262	783
Stock exchange listing fees	33,255	11,588	7,832	—
Investor relations expenses	393,181	98,249	36,581	178,165
Other	242,278	92,144	52,241	203,689
Total expenses	12,680,388	5,320,859	2,190,195	6,617,220
Net investment income (loss)	18,296,299	9,788,573	3,277,471	3,441,843
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	108,322,515	6,763,435	13,877,052	43,375,119
Options purchased	—	(194,772)	(118,872)	(214,293)
Options written	(30,985,514)	(19,988,381)	(7,743,997)	(15,073,275)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	38,544,438	67,394,790	10,158,684	2,340,409
Options written	(19,587,212)	1,485,590	572,506	2,534,032
Net realized and unrealized gain (loss)	96,294,227	55,460,662	16,745,373	32,961,992
Net increase (decrease) in net assets from operations	$114,590,526	$65,249,235	$20,022,844	$36,403,835

See accompanying notes to financial statements.

50	NUVEEN

Statement of Changes in Net Assets

	BXMX		DIAX
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$18,296,299	$17,509,476	$9,788,573	$8,996,885
Net realized gain (loss) from:
Investments and foreign currency	108,322,515	73,527,141	6,763,435	12,656,612
Options purchased	—	—	(194,772)	462,569
Options written	(30,985,514)	39,402,678	(19,988,381)	4,416,871
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	38,544,438	(73,165,116)	67,394,790	(25,933,280)
Options purchased	—	—	—	—
Options written	(19,587,212)	14,206,473	1,485,590	90,478
Net increase (decrease) in net assets from operations	114,590,526	71,480,652	65,249,235	690,135
Distributions to Shareholders
From net investment income	(45,243,344)	(103,140,331)	(9,744,691)	(23,350,404)
From accumulated net realized gains	(30,335,359)	—	—	(2,657,425)
Return of capital	(21,037,691)	—	(27,892,330)	(12,386,984)
Decrease in net assets from distributions to shareholders	(96,616,394)	(103,140,331)	(37,637,021)	(38,394,813)
Net increase (decrease) in net assets	17,974,132	(31,659,679)	27,612,214	(37,704,678)
Net assets at the beginning of period	1,381,889,199	1,413,548,878	569,603,970	607,308,648
Net assets at the end of period	$1,399,863,331	$1,381,889,199	$597,216,184	$569,603,970
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

NUVEEN	51

Statement of Changes in Net Assets (continued)

	SPXX		QQQX
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$3,277,471	$3,251,096	$3,441,843	$3,999,705
Net realized gain (loss) from:
Investments and foreign currency	13,877,052	14,499,229	43,375,119	54,271,896
Options purchased	(118,872)	(222,728)	(214,293)	(177,298)
Options written	(7,743,997)	2,036,012	(15,073,275)	(9,277,584)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	10,158,684	(17,568,196)	2,340,409	5,718,931
Options purchased	—	454,835	—	815,063
Options written	572,506	142,423	2,534,032	179,409
Net increase (decrease) in net assets from operations	20,022,844	2,592,671	36,403,835	55,530,122
Distributions to Shareholders
From net investment income	(13,792,349)	(11,359,070)	(3,365,619)	(15,659,622)
From accumulated net realized gains	—	—	(29,687,599)	(35,530,557)
Return of capital	(2,037,178)	(5,504,222)	(18,136,961)	—
Decrease in net assets from distributions to shareholders	(15,829,527)	(16,863,292)	(51,190,179)	(51,190,179)
Net increase (decrease) in net assets	4,193,317	(14,270,621)	(14,786,344)	4,339,943
Net assets at the beginning of period	237,809,401	252,080,022	730,621,692	726,281,749
Net assets at the end of period	$242,002,718	$237,809,401	$715,835,348	$730,621,692
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

52	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	53

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount From Shares Repurchased and Retired		Ending NAV	Ending Share Price

BXMX
Year Ended 12/31:
2016	$13.34	$0.18	$0.93	$1.11	$(0.44)	$(0.29)	$(0.20)	$(0.93)	$—		$13.52	$12.72
2015	13.65	0.17	0.52	0.69	(1.00)	—	—	(1.00)	—		13.34	13.43
2014	13.81	0.17	0.67	0.84	(0.19)	—	(0.81)	(1.00)	—		13.65	12.11
2013	13.13	0.20	1.56	1.76	(0.20)	—	(0.88)	(1.08)	—		13.81	12.55
2012	12.89	0.24	1.08	1.32	(0.25)	—	(0.83)	(1.08)	—	*	13.13	11.83

DIAX
Year Ended 12/31:
2016	15.78	0.27	1.54	1.81	(0.27)	—	(0.77)	(1.04)	—		16.55	15.00
2015	16.83	0.25	(0.24)	0.01	(0.65)	(0.07)	(0.34)	(1.06)	—		15.78	14.36
2014	16.62	0.18	1.09	1.27	(0.22)	(0.09)	(0.75)	(1.06)	—		16.83	15.42
2013	14.34	0.22	3.12	3.34	(0.54)	(0.43)	(0.09)	(1.06)	—		16.62	15.57
2012	14.23	0.25	0.92	1.17	(0.53)	—	(0.53)	(1.06)	—		14.34	13.25

SPXX
Year Ended 12/31:
2016	14.72	0.20	1.04	1.24	(0.85)	—	(0.13)	(0.98)	—		14.98	14.40
2015	15.61	0.20	(0.05)	0.15	(0.70)	—	(0.34)	(1.04)	—		14.72	13.47
2014	15.68	0.19	0.78	0.97	(0.19)	—	(0.85)	(1.04)	—		15.61	14.30
2013	14.36	0.22	2.22	2.44	(0.22)	—	(0.90)	(1.12)	—		15.68	14.12
2012	13.96	0.25	1.27	1.52	(0.26)	—	(0.86)	(1.12)	—	*	14.36	12.93

QQQX
Year Ended 12/31:
2016	19.98	0.09	0.91	1.00	(0.09)	(0.81)	(0.50)	(1.40)	—		19.58	18.56
2015	19.86	0.11	1.41	1.52	(0.43)	(0.97)	—	(1.40)	—		19.98	19.37
2014	18.54	0.06	2.62	2.68	(0.07)	(0.48)	(0.81)	(1.36)	—		19.86	19.25
2013	15.17	0.07	4.51	4.58	(0.07)	—	(1.14)	(1.21)	—		18.54	17.80
2012	14.11	0.06	2.21	2.27	(0.06)	—	(1.15)	(1.21)	—		15.17	15.08

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

54	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

8.68%	1.75%	$1,399,863	0.93%	1.34%	N/A	N/A	5%
5.17	19.80	1,381,889	0.91	1.24	N/A	N/A	8
6.20	4.31	1,413,549	1.02	1.21	N/A	N/A	14
13.85	15.53	531,112	0.96	1.48	N/A	N/A	—	**
10.43	15.58	504,982	0.96	1.78	0.91%	1.84%	3

11.95	12.18	597,216	0.94	1.73	N/A	N/A	6
0.17	0.18	569,604	0.93	1.52	N/A	N/A	18
7.93	5.89	607,309	1.12	1.08	N/A	N/A	6
23.93	26.09	199,699	1.01	1.42	N/A	N/A	21
8.27	9.04	172,266	1.00	1.73	N/A	N/A	3

8.73	14.75	242,003	0.93	1.39	N/A	N/A	13
1.09	1.70	237,809	0.92	1.32	N/A	N/A	21
6.37	8.88	252,080	0.96	1.23	N/A	N/A	8
17.47	18.32	253,216	0.96	1.43	N/A	N/A	1
11.03	16.58	232,005	0.96	1.74	N/A	N/A	1

5.28	3.30	715,835	0.94	0.49	N/A	N/A	17
7.97	8.47	730,622	0.93	0.54	N/A	N/A	15
14.94	16.12	726,282	1.00	0.32	N/A	N/A	17
31.30	27.04	343,130	1.00	0.44	N/A	N/A	9
15.98	25.05	280,033	1.01	0.40	N/A	N/A	1

(c)	After expense reimbursement from Adviser, where applicable. As of October 31, 2012, the Adviser is no longer reimbursing BXMX, for any fees or expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
N/A	Fund does not have, or no longer has, a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 1%.

See accompanying notes to financial statements.

NUVEEN	55

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NASDAQ National Market (“NASDAQ”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (BXMX)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

•	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for DIAX and QQQX) closed-end management investment companies. Shares of BXMX, DIAX and SPXX are traded on the NYSE while shares of QQQX are traded on the NASDAQ. BXMX, DIAX, SPXX and QQQX were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004 and May 20, 2014, respectively.

The end of the reporting period for the Funds is December 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages BXMX’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of DIAX, SPXX and QQQX.

Investment Objectives and Principal Investment Strategies

BXMX’s investment objective is to provide a high level of current income and gains. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500® Index (effective December 31, 2016 the S&P 500 Buy-Write Index (BXM)). The Fund also uses an index option strategy of writing (selling) index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

DIAX’s investment objective is to seek attractive total return with less volatility than the Dow Jones Industrial AverageSM (“DJIA”). The Fund pursues its investment strategy by emphasizing single name options on individual stocks in the DJIA, as well as a range of options including index options on the DJIA and other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns.

SPXX’s investment objective is to seek attractive total returns with less volatility than the S&P 500® Index. The Fund pursues its investment strategy by emphasizing index call options on the S&P 500® Index, as well as a range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns.

QQQX’s investment objective is to seek attractive total return with less volatility than the NASDAQ 100® Index. The Fund pursues its investment strategy by emphasizing index call options on the NASDQ-100® Index, as well other broad-based indexes and options on a variety of other equity market indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs) and single name options. The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

56	NUVEEN

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

NUVEEN	57

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold

58	NUVEEN

without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

BXMX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,390,866,809	$—	$—	$1,390,866,809

Short-Term Investments:
Repurchase Agreements	—	35,131,385	—	35,131,385

Investments in Derivatives:
Options Written	(26,681,395)	—	—	(26,681,395)
Total	$1,364,185,414	$35,131,385	$—	$1,399,316,799
DIAX
Long-Term Investments*:
Common Stocks	$603,123,840	$—	$—	$603,123,840

Short-Term Investments:
U.S. Government and Agency Obligations	—	4,998,240	—	4,998,240

Investments in Derivatives:
Options Written	(1,481,630)	—	—	(1,481,630)
Total	$601,642,210	$4,998,240	$—	$606,640,450
SPXX
Long-Term Investments*:
Common Stocks	$246,094,065	$—	$—	$246,094,065

Investments in Derivatives:
Options Written	(600,520)	—	—	(600,520)
Total	$245,493,545	$—	$—	$245,493,545
QQQX
Long-Term Investments*:
Common Stocks	$718,550,470	$—	$—	$718,550,470
Exchange-Traded Funds	11,911,964	—	—	11,911,964

Investments in Derivatives:
Options Written	(2,261,750)	—	—	(2,261,750)
Total	$728,200,684	$—	$—	$728,200,684
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

NUVEEN	59

Notes to Financial Statements (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
BXMX	Fixed Income Clearing Corporation	$35,131,385	$(35,131,385)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

60	NUVEEN

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, BXMX sold call options on equity indices as part of its overall investment strategy with the notional amount of these options averaging 99% of the Fund’s assets.

During the current fiscal period, DIAX, SPXX and QQQX, each sold call options on equity indices as part of its overall investment strategy with the notional amounts of these options averaging 60% of each Fund’s assets. Each Fund also purchased a small amount of call options as part of its overwrite strategy and sold put options on up to 5% of its portfolio.

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

		DIAX	SPXX	QQQX
Average notional amount of outstanding call options purchased*		$12,886,000	$5,518,000	$16,164,000

	BXMX	DIAX	SPXX	QQQX
Average notional amount of outstanding call options written*	$(1,344,551,100)	$(340,583,715)	$(141,565,200)	$(421,828,000)

		DIAX	SPXX	QQQX
Average notional amount of outstanding put options written*		$(5,868,000)	$(2,394,000)	$(7,308,000)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

NUVEEN	61

Notes to Financial Statements (continued)

The following table presents the fair value of all options held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
BXMX
Equity price	Options	—	$—	Options written, at value	$(26,681,395)
DIAX
Equity price	Options	—	$—	Options written, at value	$(1,481,630)
SPXX
Equity price	Options	—	$—	Options written, at value	$(600,520)
QQQX
Equity price	Options	—	$—	Options written, at value	$(2,261,750)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
BXMX	Equity price	Options Written	$(30,985,514)	$(19,587,212)
DIAX	Equity price	Options Purchased	(194,772)	—
DIAX	Equity price	Options Written	(19,988,381)	1,485,590
SPXX	Equity price	Options Purchased	(118,872)	—
SPXX	Equity price	Options Written	(7,743,997)	572,506
QQQX	Equity price	Options Purchased	(214,293)	—
QQQX	Equity price	Options Written	(15,073,275)	2,534,032

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

The Funds did not have any transactions in shares during the current and prior fiscal period.

62	NUVEEN

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current reporting period were as follows:

	BXMX	DIAX	SPXX	QQQX
Purchases	$70,147,009	$37,087,730	$31,496,561	$121,121,457
Sales	173,876,364	77,305,988	47,627,434	168,832,207

Transactions in options written during the current reporting period were as follows:

	BXMX		DIAX
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	6,617	$34,073,972	3,038	$4,768,102
Options written	69,710	251,592,416	151,715	78,974,071
Options terminated in closing purchase transactions	(69,253)	(259,943,684)	(36,010)	(73,121,677)
Options expired	(935)	(1,342,619)	(116,869)	(7,291,880)
Options outstanding, end of period	6,139	$24,380,085	1,874	$3,328,616

	SPXX		QQQX
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	652	$2,074,282	970	$6,614,469
Options written	72,043	32,989,374	143,340	112,596,305
Options terminated in closing purchase transactions	(14,402)	(30,119,264)	(28,501)	(103,281,680)
Options expired	(57,497)	(3,593,856)	(114,592)	(10,456,818)
Options outstanding, end of period	796	$1,350,536	1,217	$5,472,276

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of December 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	BXMX	DIAX	SPXX	QQQX
Cost of investments	$868,867,983	$361,322,674	$151,008,996	$341,859,018
Gross unrealized:
Appreciation	$589,570,224	$249,626,765	$102,837,689	$392,971,313
Depreciation	(32,440,013)	(2,827,359)	(7,752,620)	(4,367,897)
Net unrealized appreciation (depreciation) of investments	$557,130,211	$246,799,406	$95,085,069	$388,603,416

NUVEEN	63

Notes to Financial Statements (continued)

Permanent differences, primarily due to foreign currency transactions, nondeductible reorganization expenses, real estate investment trust adjustments, and tax basis earnings and profits adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2016, the Funds’ tax year end, as follows:
	BXMX	DIAX	SPXX	QQQX
Paid-in surplus	$(27,666,148)	$43,882	$(10,616,693)	$—
Undistributed (Over-distribution of) net investment income	26,947,045	(43,882)	10,514,878	(76,224)
Accumulated net realized gain (loss)	719,103	—	101,815	76,224

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2016, the Funds’ tax year end, were as follows:
	BXMX	DIAX	SPXX	QQQX
Undistributed net ordinary income	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—

The tax character of distributions paid during the Funds’ tax years ended December 31, 2016 and December 31, 2015, was designated for purposes of the dividends paid deduction as follows:
2016	BXMX	DIAX	SPXX	QQQX
Distributions from net ordinary income[1]	$45,243,344	$9,744,691	$13,792,349	$3,365,619
Distributions from net long-term capital gains[2]	30,335,359	—	—	29,687,599
Return of capital	21,037,691	27,892,330	2,037,178	18,136,961

2015	BXMX	DIAX	SPXX	QQQX
Distributions from net ordinary income[1]	$103,140,331	$23,350,404	$11,359,070	$15,777,079
Distributions from net long-term capital gains	—	2,657,425	—	35,423,100
Return of capital	—	12,386,984	5,504,222	—
[1] Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributed to realized gains.

[2]      The Funds hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2016.

As of December 31, 2016, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	DIAX	SPXX
Expiration:
December 31, 2017	$—	$11,865,274
December 31, 2018	—	7,655,485
Not subject to expiration	11,838,535	—
Total	$11,838,535	$19,520,759

During the Funds’ tax year ended December 31, 2016, the following Funds utilized capital loss carryforwards as follows:

	BXMX	SPXX
Utilized capital loss carryforwards	$27,666,148	$10,616,693

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

SPXX
Post-October capital losses[3]	$3,996,540
Late-year ordinary losses[4]	—
[3] Capital losses incurred from November 1, 2016 through December 31, 2016, the Fund’s tax year end.
[4] Specified losses incurred from November 1, 2016 through December 31, 2016.

64	NUVEEN

7. Management Fees and Other Transactions with Affiliates

Management Fees

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	BXMX	DIAX	SPXX	QQQX
For the first $500 million	0.7000%	0.7000%	0.6600%	0.6900%
For the next $500 million	0.6750	0.6750	0.6350	0.6650
For the next $500 million	0.6500	0.6500	0.6100	0.6400
For the next $500 million	0.6250	0.6250	0.5850	0.6150
For managed assets over $2 billion	0.6000	0.6000	0.5600	0.5900

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by each Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2016, the complex-level fee rate for each Fund was 0.1625%.

Other Transactions with Affiliates

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

NUVEEN	65

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	BXMX	DIAX	SPXX	QQQX
% DRD	63.3%	100%	36.9%	100%
% QDI	64.0%	100%	37.2%	100%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX
Shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

66	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1 .0 have been, and are expected to be, less volatile than the benchmark.

∎	Chicago Board Options Exchange (CBOE) S&P 500 BuyWrite Index (BXM): An index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Chicago Board of Exchange (CBOE) Volatility Index® (VIX®): An index that is a key measure of market expectations of near-term volatility conveyed by S&P 500® Index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Chicago Board of Exchange (CBOE) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXD): A benchmark index that measures the performance of a theoretical portfolio that sells call options on the Dow Jones Industrial Average (the Dow), against a portfolio of the stocks included in the Dow. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Chicago Board of Exchange (CBOE) Nasdaq 100 BuyWrite Index (BXN): A benchmark index that measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	DIAX Blended Benchmark: The DIAX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (CBOE) DJIA BuyWrite Index (BXD), which is designed to track the performance of a hypothetical buy-write strategy on the Dow Jones Industrial Average and 2) 45% Dow Jones Industrial Average (DJIA), which tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Dow Jones Industrial Average (DJIA): An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	NASDAQ-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on the NASDAQ Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NUVEEN	67

Glossary of Terms Used in this Report (Unaudited) (continued)

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	QQQX Blended Benchmark: The QQQX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board of Exchange (CBOE) Nasdaq 100 BuyWrite Index (BXN), which measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month and 2) 45% NASDAQ-100 Index, which includes 100 of the largest domestic and international nonfinancial securities listed on the NASDAQ Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	SPXX Blended Benchmark: The SPXX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (CBOE) S&P 500 BuyWrite Index (BXM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index and 2) 45% S&P 500® Index, an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

68	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date, Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	69

Board

Members & Officers (Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		182

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		182

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		182

∎ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		182

70	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER(2)			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		182

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		182

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		182

∎ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		182

∎ TERENCE J. TOTH			Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		182

NUVEEN	71

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		182

Interested Board Members:

∎ WILLIAM ADAMS IV(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co- Co-President, Global Products and Solutions (since January 2017), formerly, Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		182

∎ MARGO L. COOK(2)(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		182

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		183

72	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		183

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		183

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		183

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017)of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		183

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), Secretary (since 2016) and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director (2008-2016), and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		183

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		183

NUVEEN	73

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		183

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		183

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		183

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

74	NUVEEN

Notes

NUVEEN	75

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-D-1216D        23201-INV-Y-03/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN S&P 500 BUY-WRITE INCOME FUND

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2016	$34,993	$0	$3,958	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2015	$33,712	$13,412	$3,893	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2016	$3,958	$0	$0	$3,958
December 31, 2015	$3,893	$0	$0	$3,893

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Gateway Investment Advisers, LLC (“Gateway” or the “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

The SEC has issued regulations with respect to proxy voting for all registered investment advisers and their clients. To meet these requirements on a client’s behalf, Gateway has adopted policies as described below.

Gateway recognizes that voting rights are financial assets of a client’s account and that they must be managed accordingly, with voting decisions made in the client’s best interests. To that end and because of increasing complexity in administering policies in this area, Gateway has contracted with Institutional Shareholder Services (ISS) a nationally recognized proxy voting agent, to assist in administering client proxy votes and to provide voting recommendation on each ballot issue. ISS has developed its US Summary Proxy Voting Guidelines, which provide vote recommendations for proxy voting that are designed to serve the best interest of investors. These recommendations outline the rationale for determining how particular issues should be voted. Gateway incorporated these recommendations into its Proxy Voting Policy and has instructed ISS to vote accordingly. In addition, Gateway’s policy addresses the rare circumstances in which ISS’ voting recommendations may not be followed. The policy describes how any conflicts of interest would be handled. It also refers to procedures that address Gateway’s continuing due diligence of ISS.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”). NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Gateway Investment Advisers, LLC (“Gateway”, or the “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHIES

Michael T. Buckius, Kenneth H. Toft, and Daniel M. Ashcraft - Michael T. Buckius, CFA, Kenneth H. Toft, CFA and Daniel M. Ashcraft, CFA, are responsible for investing the Managed Assets of the Nuveen S&P 500 Buy-Write Income Fund (BXMX). Mr. Buckius is Gateway’s Chief Investment Officer as well as a Senior Vice President and Portfolio Manager. He joined Gateway in 1999 as Vice President and Portfolio Manager, prior to which he worked as an equity derivative sales professional at Bear Stearns & Co. and Bankers Trust Company. Mr. Toft joined Gateway in 1992 and is currently a Senior Vice President and Portfolio Manager. He had been a Vice President and Portfolio Manager for the firm since 1997, prior to which he held the position of Senior Trader and Research Analyst. Mr. Ashcraft joined Gateway in 2009 and is currently a Portfolio Manager on several of the open-end funds Gateway advises. Messrs. Buckius, Toft and Ashcraft also serve as co-portfolio managers of Gateway’s flagship open-end fund, the Gateway Fund.

Item 8 (a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

As of December 31, 2016, Messrs. Buckius, Toft and Ashcraft were responsible for day-to-day management of 5 registered investment company accounts (excluding the Fund) having assets of approximately $8.12 billion. Mr. Buckius was responsible for day-to-day management of 29 other accounts having assets of approximately $1.93 billion in the aggregate, Mr. Toft was responsible for day-to-day management of 21 other accounts having assets of approximately $1.95 billion in aggregate, and Mr. Ashcraft was responsible for day-to-day management of 16 other accounts having asset of approximately $1.87 billion in aggregate. None of the portfolio managers managed any accounts having a performance based investment advisory fee.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors. In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8 (a)(3). FUND MANAGER COMPENSATION

Messrs. Buckius, Toft and Ashcraft are compensated for their services by Gateway. Their compensation is comprised of three parts: base salary; incentive compensation related to the profitability of Gateway (with management fees for the Fund and all other Gateway-managed accounts being asset-based, not performance-based, either absolutely or in relation to any benchmark); and a retirement plan. The incentive compensation component, comprised of both a long-term incentive pool and a short-term incentive pool, is anticipated to be larger than the base salary component. Certain portfolio managers are parties to employment agreements that provide for automatic renewals for successive one-calendar-year periods and, among other things, a specified base salary and certain undertakings not to compete with the Adviser or solicit its clients. The non-competition and non-solicitation undertakings will expire one year from the termination of employment.

Item 8 (a)(4). OWNERSHIP OF BXMX SECURITIES AS OF DECEMBER 31, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Kenneth H. Toft				X
Michael T. Buckius	X
Daniel M. Ashcraft	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen S&P 500 Buy-Write Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2017